UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust

(Exact name of registrant as specified in charter)

6803 S. Tucson Way

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip Code)

Cynthia Lo Bessette

OFI SteelPath, Inc.

225 Liberty Street

New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semiannual Report 5/31/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
SteelPath MLP Select 40 Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	25
Distribution Sources	43
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	44
Trustees and Officers	45
Privacy Policy Notice	46

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	1.97%	-3.92%	3.16%	5.71%
1-Year	-3.91%	-9.40%	14.38%	-3.71%
5-Year	-0.64%	-1.81%	12.98%	-3.20%
Since Inception (3/31/10)	4.12%	3.37%	13.17%	5.15%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.97% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 5.71%. During the same period, the S&P 500 Index produced a total return gain of 3.16%.

Over the six-month reporting period ended May 31, 2018, the midstream sector outperformed the broader markets despite facing headwinds presented by the U.S. Federal Energy Regulatory Commission (FERC), which announced changes related to pipeline tariffs in reaction to a federal court’s previous remand that cost-of-service tariffs on interstate natural gas and oil pipelines owned by MLPs would no longer receive an income tax allowance (ITA). This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. While on the whole the sector overcame the initial widespread weakness, the value of the equities of select industry participants with the largest portfolios of FERC-regulated assets remain diminished at period end.

The need for additional midstream infrastructure to service growing volumes from the Permian basin became even more acute over the reporting period as production growth has exceeded even the most aggressive of previous industry predictions and appears set to overwhelm the energy infrastructure capacity bringing that crude oil and natural gas out of the basin. While there are multiple new-build pipelines and expansions in-progress, we believe that the long construction times required for these projects mean that meaningful relief is unlikely to come until mid-2019, at the earliest. As such, we expect that Permian producers without sufficient takeaway capacity will experience significantly worse pricing than peers with access to pipeline capacity. Some disadvantaged producers may slow their production growth until in-basin pricing recovers. Importantly, we believe certain midstream operators should enjoy both short-term and long-term benefits. Obviously, midstream operators are currently enjoying and we expect that they will continue to enjoy the full utilization of their assets servicing the basin. Some operators may also capture wide short-term marketing margins. Over the long-term, midstream operators may benefit from an increased desire by producers to commit to existing or new capacity that can earn a transportation fee for an extended period.

Over the reporting period, we estimate approximately $7 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

issuance represents a sharp decrease from approximately $15 billion that was raised over the six month reporting period ended May 31, 2017. Midstream companies also raised approximately $20 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, often raise external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. We view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, and the immediate impact was an increase of the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax liabilities, as of the enactment date, using the new 21% rate.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $67.07 per barrel, up 17% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. Brent exited the period at a $10.55 per barrel premium to WTI, as the aforementioned Permian capacity constraints also began to weigh on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $2.89 per million British thermal units (“mmbtu”), down 2% over the reporting period, and down 4% from the year-ago period. Natural gas pricing appears to have settled into a relatively narrow trading band as supply and demand dynamics have balanced with heating and electric generation demand stabilizing to weather-dependent levels, production volume growth increasing, and increasing liquefied natural gas exports.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $29.61 per barrel, a 7% increase over the reporting period. Pricing for NGL purity products varied, with ethane, isobutane, and natural gasoline trading higher over the period while butane and propane prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.49 per gallon, down 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 45 basis points to end the period at 2.86%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 60 basis points to 5.12%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total return losses of 3.11% (as measured by the Dow Jones Equity REIT Total Return Index) and 8.28% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 5.71% total return gain. Price

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The gathering and processing subsector followed, buoyed by improved volumetric projections.

The natural gas pipeline subsector experienced the weakest performance over the reporting period as these entities’ prospective cash flows were directly impacted by the FERC changes related to cost-of-service tariffs on interstate pipelines owned by MLPs. The propane subsector also lagged over the reporting period as winter demand proved fleeting and due to idiosyncratic factors at select subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Partners, LP (ETP) and ONEOK Inc. (OKE).

ETP outperformed over the period as its robust portfolio of natural gas processing assets benefited from the recent expansion of processing facilities. In addition, its Permian and Marcellus/Utica assets have been seeing increasing activity that is expected to drive cash flow growth.

OKE outperformed over the period after announcing plans for a large Rockies/Mid-Continent NGL pipeline in January, additional plans for a new Mid-Continent/Gulf Coast NGL pipeline, a new NGL fractionator at Mont Belvieu, and a new natural gas processing plant in North Dakota. Importantly, despite the added $2.3 billion of capital spending, OKE noted that it does not expect to issue additional equity in 2018 and well into 2019. OKE operates a diversified portfolio of predominately fee-based assets that it expects to generate 9% to 11% annualized distribution growth through 2021.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Buckeye Partners, LP (BPL).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite this concern, we believe the ultimate outcome is likely far more nuanced and any revenue impact much less widespread than the initial market reaction.

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows. Despite the

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

recent headwinds, the partnership still maintains distribution coverage of approximately 1.0x, and we believe that it has manageable capital needs, and continues to find growth opportunities that enhance its core asset base.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund did not have a valuation allowance in place during the reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe midstream equity valuations are attractive and sector participants have improved their positioning for the future. While the AMZ is above the cyclical low, it remains at levels present before the shale production renaissance. Notably, this is occurring at a time when many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past. Accordingly, we believe the stage is setting for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer Partners LP	5.68%
Enterprise Products Partners LP	5.25%
Energy Transfer Equity LP	5.10%
MPLX LP	4.86%
Magellan Midstream Partners LP	4.39%
Targa Resources Corp.	4.33%
Holly Energy Partners LP	4.32%
Tallgrass Energy GP LP	4.08%
Genesis Energy LP	4.04%
Buckeye Partners LP	3.91%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	1.97%	-3.91%	-0.64%	4.12%
Class C (MLPEX)	7/14/11	1.55%	-4.57%	-1.38%	1.77%
Class I (OSPSX)	6/28/13	2.15%	-3.57%	N/A	-1.01%
Class W (MLPYX)	3/31/10	2.04%	-3.58%	-0.37%	4.41%
Class Y (MLPTX)	3/31/10	2.04%	-3.58%	-0.37%	4.41%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-3.92%	-9.40%	-1.81%	3.37%
Class C (MLPEX)	7/14/11	0.57%	-5.45%	-1.38%	1.77%
Class I (OSPSX)	6/28/13	2.15%	-3.57%	N/A	-1.01%
Class W (MLPYX)	3/31/10	2.04%	-3.58%	-0.37%	4.41%
Class Y (MLPTX)	3/31/10	2.04%	-3.58%	-0.37%	4.41%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
CLASS A	$ 1,000.00	$ 1,019.70	$ 11.75
CLASS C	1,000.00	1,015.50	15.50
CLASS I	1,000.00	1,021.50	10.16
CLASS W	1,000.00	1,020.40	10.48
CLASS Y	1,000.00	1,020.40	10.49

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,013.37	11.71
CLASS C	1,000.00	1,009.62	15.45
CLASS I	1,000.00	1,014.95	10.12
CLASS W	1,000.00	1,014.63	10.45
CLASS Y	1,000.00	1,014.61	10.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
CLASS A	2.33%
CLASS C	3.08
CLASS I	2.02
CLASS W	2.08
CLASS Y	2.08

The expense ratios for Class A, C, W, and Y reflect contractual and/or voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS May 31, 2018 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 93.5%
Coal — 0.2%
Alliance Holdings GP LP	279,616	$7,932,706

Diversified — 10.6%
Enterprise Products Partners LP	6,031,384	174,306,997
Hess Midstream Partners LP	479,810	10,056,818
Westlake Chemical Partners LP [1]	2,329,021	54,149,738
Williams Partners LP	2,829,521	112,614,936
Total Diversified		351,128,489

Gathering/Processing — 15.0%
Antero Midstream GP LP	2,346,275	45,165,794
Antero Midstream Partners LP	1,668,425	50,469,856
Archrock, Inc. [1]	7,089,017	81,878,146
Crestwood Equity Partners LP	534,845	17,970,792
CSI Compressco LP	818,809	4,822,785
Summit Midstream Partners LP	1,743,269	28,328,121
Targa Resources Corp.	2,956,181	143,759,082
Western Gas Partners LP	2,406,823	124,360,545
Total Gathering/Processing		496,755,121

Marine — 3.0%
GasLog Partners LP [2]	1,269,792	31,046,414
Golar LNG Partners LP [2]	1,635,848	27,433,171
Teekay LNG Partners LP [2]	2,331,730	40,338,929
Teekay Offshore Partners LP [2]	100,500	271,350
Total Marine		99,089,864

Natural Gas Pipelines — 23.8%
CNX Midstream Partners LP	1,058,560	19,837,414
Energy Transfer Equity LP	9,803,625	169,406,640
Energy Transfer Partners LP	9,942,690	188,811,683
EQT Midstream Partners LP	747,879	41,754,084
Rice Midstream Partners LP [1]	4,218,912	77,923,305
Tallgrass Energy GP LP [1]	6,306,714	135,657,418
Tallgrass Energy Partners LP	2,588,644	113,046,084
TC Pipelines LP	1,858,842	45,207,037
Total Natural Gas Pipelines		791,643,665

Petroleum Transportation — 40.9%
Andeavor Logistics LP	1,651,143	70,834,035
Buckeye Partners LP	3,606,916	130,029,322
DCP Midstream LP	1,991,990	83,484,301
Enbridge Energy Partners LP	3,289,585	32,402,412
Genesis Energy LP	6,114,701	134,278,834
Global Partners LP	1,043,745	18,108,976
Holly Energy Partners LP	4,882,288	143,441,621
Magellan Midstream Partners LP	2,084,229	145,687,607
MPLX LP	4,498,678	161,547,527
NGL Energy Partners LP	4,929,037	52,740,696
NuStar Energy LP	1,760,545	43,027,720
NuStar GP Holdings LLC [1]	3,665,040	50,027,796
Plains All American Pipeline LP	1,142,650	26,852,275
Plains GP Holdings LP, Class A	1,136,950	27,934,861
Shell Midstream Partners LP	1,819,766	40,744,561
Sunoco LP	3,907,978	103,952,215

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Petroleum Transportation — 40.9% (Continued)
TransMontaigne Partners LP [1]	2,400,299	$92,939,577
Total Petroleum Transportation		1,358,034,336

Total MLP Investments and Related Entities
(identified cost $2,920,971,949)		3,104,584,181

Common Stock — 3.7%
Diversified — 3.7%
ONEOK, Inc.	1,795,024	122,348,836

Total Common Stock
(identified cost $96,773,534)		122,348,836

Preferred MLP Investments and Related Entities — 2.0%
Gathering/Processing — 0.8%
Crestwood Equity Partners LP, 9.25% [3,4,5]	2,867,200	28,127,232

Petroleum Transportation — 1.2%
GPM Petroleum LP, 10.00% [1,3,4]	2,000,000	40,080,000

Total Preferred MLP Investments and Related Entities
(identified cost $56,010,409)		68,207,232

Short-Term Investment — 1.2%
Money Market — 1.2%
Fidelity Treasury Portfolio, Institutional Class, 1.62% [6]	39,161,183	39,161,183

Total Short-Term Investment
(identified cost $39,161,183)		39,161,183

Total Investments — 100.4%
(identified cost $3,112,917,075)		3,334,301,432
Liabilities In Excess of Other Assets — (0.4)%		(12,908,311)
Net Assets — 100.0%		$3,321,393,121

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2018, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018
MLP Investments and Related Entities
Archrock Inc.	—	7,089,017	—	7,089,017
NuStar GP Holdings LLC	3,722,772	—	(57,732)	3,665,040
Rice Midstream Partners LP [i]	4,286,998	—	(68,086)	4,218,912
Tallgrass Energy GP LP	5,397,214	1,057,000	(147,500)	6,306,714
TransMontaigne Partners LP	2,310,021	126,078	(35,800)	2,400,299
Westlake Chemical Partners	923,180	1,417,541	(11,700)	2,329,021
Preferred MLP Investments and Related Entities
GPM Petroleum LP - Preferred ii	2,000,000	—	—	2,000,000

		Dividends and Distributions
	Value May 31, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
MLP Investments and Related Entities
Archrock Inc.	$81,878,146	$425,157	$—	$—	$—	$3,814,821
NuStar GP Holdings LLC	50,027,796	3,212,251	—	—	(61,830)	(50,587)
Rice Midstream Partners LP [i]	77,923,305	2,520,795	—	—	306,932	(7,769,569)
Tallgrass Energy GP LP	135,657,418	5,266,886	—	—	(449,780)	(1,814,245)
TransMontaigne Partners LP	92,939,577	2,675,382	911,336	—	472,503	1,333,842
Westlake Chemical Partners	54,149,738	1,157,257	—	—	1,183	(19,034,906)
Preferred MLP Investments and Related Entities
GPM Petroleum LP - Preferred ii	40,080,000	1,867,297	—	—	—	1,247,297
	$532,655,980	$17,125,025	$911,336	$—	$269,008	$(22,273,347)

i.	Is not an affiliate as of May 31, 2018. Was an affiliate during the period ended May 31, 2018.

ii.	An affiliate due to the Manager sitting on the board.

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

2.	Foreign security denominated in U.S. dollars.

3.

Restricted security. The aggregate value of restricted securities at period end was $68,207,232, which represents 2.1% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Crestwood Equity Partners LP - Preferred	3/2/2017 – 8/14/2017	$24,934,166	$28,127,232	$3,193,066
GPM Petroleum LP - Preferred	1/12/2016	31,076,243	40,080,000	9,003,757

4.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

5.

Represents securities sold under 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $28,127,232 or 0.8% of the Fund’s net assets at period end.

6.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,642,140,979)	$2,879,568,757
Affiliated companies (cost $470,776,096)	454,732,675
3,334,301,432
Receivable for beneficial interest sold	5,058,617
Prepaid expenses	306,652
Dividends receivable	47,217
Total assets	3,339,713,918

Liabilities:
Deferred tax liability, net	11,997,421
Payable for beneficial interest redeemed	2,585,170
Payable to Manager	1,693,494
Payable for investments purchased	770,362
Payable for distribution and service plan fees	485,498
Transfer agent fees payable, net of voluntary waiver	459,296
Borrowing expense payable	52,625
Trustees' fees payable	10,491
Other liabilities	266,440
Total liabilities	18,320,797

Net Assets	$3,321,393,121

Composition of Net Assets
Par value of shares of beneficial interest	$408,487
Paid-in capital	3,306,071,203
Undistributed net investment loss, net of deferred taxes	(147,191,544)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(6,854,143)
Net unrealized appreciation on investments, net of deferred taxes	168,959,118
Net Assets	$3,321,393,121

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$8.01
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.50
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.58
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$8.29
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$8.26
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$8.26

Net Assets:
Class A shares	$448,006,049
Class C shares	469,038,511
Class I shares	568,601,736
Class W shares	2,312,397
Class Y shares	1,833,434,428
Total Net Assets	$3,321,393,121

Shares Outstanding:
Class A shares	55,898,279
Class C shares	61,843,124
Class I shares	68,556,045
Class W shares	279,789
Class Y shares	221,910,010
Total Shares Outstanding	408,487,247

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 / Unaudited

Investment Income
Distributions and dividends	$132,211,511
Less return of capital on distributions and dividends ($17,125,025 from affiliates)	(120,719,465)
Less return of capital on distributions and dividends in excess of cost basis ($911,336 from affiliates)	(9,973,894)
Total investment income	1,518,152

Expenses
Management fees	11,210,130
Distribution and service plan fees
Class A	567,645
Class C	2,365,941
Transfer agent fees
Class A	454,217
Class C	471,687
Class I	76,670
Class W	3,303
Class Y	1,758,070
Borrowing fees	401,237
Administrative fees	384,637
Legal, auditing, and other professional fees	154,581
Tax expense	120,529
Custody fees	116,431
Registration fees	116,083
Trustees' fees	36,557
Other	37,636
Total expenses, before waivers and deferred taxes	18,275,354
Less expense waivers	(1,357,834)
Net expenses, before deferred taxes	16,917,520

Net investment loss, before deferred taxes	(15,399,368)
Deferred tax expense	(13,075,595)
Net investment loss, net of deferred taxes	(28,474,963)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments from:
Unaffiliated companies (net return of capital in excess of cost basis of $9,062,558)	(3,597,503)
Affiliated companies (net return of capital in excess of cost basis of $911,336)	269,008
Deferred tax expense	(2,125,882)
Net realized losses, net of deferred taxes	(5,454,377)
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	116,008,402
Affiliated companies	(22,273,347)
Deferred tax expense	(4,071,109)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	89,663,946

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	84,209,569
Change in net assets resulting from operations	$55,734,606

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(28,474,963)	$(17,409,858)
Net realized gains/(losses), net of deferred taxes	(5,454,377)	51,908,614
Net change in unrealized appreciation/(depreciation), net of deferred taxes	89,663,946	(173,079,943)
Change in net assets resulting from operations	55,734,606	(138,581,187)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(16,438,527)	(36,328,608)
Class C shares	(18,032,308)	(35,383,926)
Class I shares	(18,108,350)	(25,565,358)
Class W shares	(111,224)	(370,965)
Class Y shares	(62,541,908)	(109,744,905)
Distributions to shareholders from return of capital:	(115,232,317)	(207,393,762)

Distributions to shareholders from income:
Class A shares	—	(8,074,711)
Class C shares	—	(7,864,737)
Class I shares	—	(5,682,378)
Class W shares	—	(82,454)
Class Y shares	—	(24,392,852)
Distributions to shareholders from income:	—	(46,097,132)
Change in net assets resulting from distributions to shareholders	(115,232,317)	(253,490,894)

Beneficial Interest Transactions
Class A shares	(10,445,579)	(103,998,868)
Class C shares	385,800	29,662,550
Class I shares	107,758,721	208,483,920
Class W shares	(2,496,523)	(1,176,519)
Class Y shares	168,892,143	308,565,266
Change in net assets resulting from beneficial interest transactions	264,094,562	441,536,349
Change in net assets	204,596,851	49,464,268

Net Assets
Beginning of period	3,116,796,270	3,067,332,002
End of period	$3,321,393,121	$3,116,796,270

Undistributed net investment loss, net of deferred taxes	$(147,191,544)	$(118,716,581)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.15		$9.18		$9.35	$12.54	$11.99	$10.67
Income/(loss) from investment operations:
Net investment loss[1]	(0.08)		(0.06)		(0.05)	(0.04)	(0.09)	(0.07)
Return of capital[1]	0.24		0.40		0.41	0.43	0.44	0.44
Net realized and unrealized gains/(losses)	(0.01)		(0.66)		0.18	(2.87)	0.91	1.66
Total from investment operations	0.15		(0.32)		0.54	(2.48)	1.26	2.03
Distributions to shareholders:
Return of capital	(0.29)		(0.58)		(0.71)	(0.71)	(0.71)	(0.71)
Income	—		(0.13)		—	—	—	—
Total distributions to shareholders	(0.29)		(0.71)		(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$8.01		$8.15		$9.18	$9.35	$12.54	$11.99

Total Return, at Net Asset Value [2]	1.97%		(4.00%)		6.31%	(20.49%)	10.59%	19.32%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$448,006		$466,445		$631,417	$608,965	$872,216	$618,758
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred tax expense/(benefit)	1.23%		1.23%		1.24%	1.23%	1.25%	1.13%
Expense (waivers)	(0.10%)[8]		(0.12%)[8]		(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	1.13%[3]		1.11%[3]		1.12%[3]	1.12%[3]	1.13%[3]	1.12%[4]
Deferred tax expense/(benefit)[5,6]	1.20%		(2.49%)		3.79%	(13.36%)	5.19%	8.42%
Total expenses/(benefit)	2.33%		(1.38%)		4.91%	(12.24%)	6.32%	9.54%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax benefit/(expense)	(1.37%)		(1.16%)		(1.08%)	(0.83%)	(1.24%)	(0.94%)
Expense (waivers)	(0.10	%)8	(0.12	%)8	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.27%)		(1.04%)		(0.96%)	(0.72%)	(1.12%)	(0.93%)
Deferred tax benefit/(expense)[6,7]	(0.81%)		0.34%		0.38%	0.32%	0.41%	0.33%
Net investment loss	(2.08%)		(0.70%)		(0.58%)	(0.40%)	(0.71%)	(0.60%)

Portfolio turnover rate	7%		13%		10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017, to December 31, 2017 (See Note 7).
9.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.76	$8.84	$9.09	$12.30	$11.87	$10.64
Income/(loss) from investment operations:
Net investment loss[1]	(0.12)	(0.15)	(0.13)	(0.13)	(0.18)	(0.13)
Return of capital[1]	0.24	0.40	0.41	0.43	0.44	0.45
Net realized and unrealized gains/(losses)	(0.01)	(0.62)	0.18	(2.80)	0.88	1.62
Total from investment operations	0.11	(0.37)	0.46	(2.50)	1.14	1.94
Distributions to shareholders:
Return of capital	(0.29)	(0.58)	(0.71)	(0.71)	(0.71)	(0.71)
Income	—	(0.13)	—	—	—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.58	$7.76	$8.84	$9.09	$12.30	$11.87

Total Return, at Net Asset Value [2]	1.55%	(4.74%)	5.59%	(21.07%)	9.66%	18.51%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$469,039	$479,457	$517,869	$451,373	$475,459	$241,984
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred tax expense/(benefit)	1.98%	1.98%	1.99%	1.98%	2.00%	1.89%
Expense (waivers)	(0.10%)[8]	(0.12%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	1.88%[3]	1.86%[3]	1.87%[3]	1.87%[3]	1.88%[3]	1.88%[4]
Deferred tax expense/(benefit)[5,6]	1.20%	(2.49%)	3.79%	(13.36%)	5.19%	6.84%
Total expenses/(benefit)	3.08%	(0.63%)	5.66%	(11.49%)	7.07%	8.72%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax benefit/(expense)	(2.49%)	(2.21%)	(2.01%)	(1.65%)	(2.01%)	(1.70%)
Expense (waivers)	(0.10%)[8]	(0.12%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.39%)	(2.09%)	(1.89%)	(1.54%)	(1.89%)	(1.69%)
Deferred tax benefit/(expense)[6,7]	(0.81%)	0.34%	0.38%	0.39%	0.41%	0.62%
Net investment loss	(3.20%)	(1.75%)	(1.51%)	(1.15%)	(1.48%)	(1.07%)

Portfolio turnover rate	7%	13%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.85%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017, to December 31, 2017 (See Note 7).
9.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.41	$9.43	$9.54	$12.74	$12.14	$12.20
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.05)	(0.01)	0.01	0.09	(0.05)	(0.04)
Return of capital[3]	0.24	0.40	0.41	0.43	0.44	0.004
Net realized and unrealized gains/(losses)	(0.02)	(0.70)	0.18	(3.01)	0.92	0.33
Total from investment operations	0.17	(0.31)	0.60	(2.49)	1.31	0.29
Distributions to shareholders:
Return of capital	(0.29)	(0.58)	(0.71)	(0.71)	(0.71)	(0.35)
Income	—	(0.13)	—	—	—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$8.29	$8.41	$9.43	$9.54	$12.74	$12.14

Total Return, at Net Asset Value [5]	2.15%	(3.78%)	6.83%	(20.25%)	10.87%	2.45%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$568,602	$467,945	$313,325	$193,494	$57,153	$53,247
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	0.82%[7]	0.79%[7]	0.80%[7]	0.80%[7]	0.81%[7]	1.32%[8]
Deferred tax expense/(benefit)[9,10]	1.20%	(2.49%)	3.79%	(13.36%)	5.19%	0.96%
Total expenses/(benefit)	2.02%	(1.70%)	4.59%	(12.56%)	6.00%	2.28%

Ratio of Investment Income/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.49%)	(0.44%)	(0.29%)	0.45%	(0.82%)	(1.32%)
Deferred tax benefit/(expense)[10,11]	(0.81%)	0.34%	0.38%	0.39%	0.41%	0.46%
Net investment income/(loss)	(1.30%)	(0.10%)	0.09%	0.84%	(0.41%)	(0.86%)

Portfolio turnover rate	7%	13%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.	Amount rounds to less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.79%, 0.77%., 0.78%, 0.78%, 0.78%, for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.29%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class W	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.39		$9.40		$9.53	$12.74	$12.15	$10.77
Income/(loss) from investment operations:
Net investment loss[2]	(0.09)		(0.03)		(0.04)	(0.06)	(0.06)	(0.05)
Return of capital[2]	0.24		0.40		0.41	0.43	0.44	0.42
Net realized and unrealized gains/(losses)	0.01		(0.67)		0.21	(2.87)	0.92	1.72
Total from investment operations	0.16		(0.30)		0.58	(2.50)	1.30	2.09
Distributions to shareholders:
Return of capital	(0.29)		(0.58)		(0.71)	(0.71)	(0.71)	(0.71)
Income	—		(0.13)		—	—	—	—
Total distributions to shareholders	(0.29)		(0.71)		(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$8.26		$8.39		$9.40	$9.53	$12.74	$12.15

Total Return, at Net Asset Value [3]	2.04%		(3.68%)		6.62%	(20.33%)	10.78%	19.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$2,312		$4,919		$6,708	$19,391	$57,589	$58,357
Ratio of Expenses to Average Net Assets:[10]
Before (waivers) and deferred tax expense/(benefit)	0.98%		0.98%		0.99%	0.98%	1.00%	0.87%
Expense (waivers)	(0.10%)[9]		(0.12%)[9]		(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	0.88%[4]		0.86%[4]		0.87%[4]	0.87%[4]	0.88%[4]	0.86%[5]
Deferred tax expense/(benefit)[6,7]	1.20%		(2.49%)		3.79%	(13.36%)	5.19%	10.74%
Total expenses/(benefit)	2.08%		(1.63%)		4.66%	(12.49%)	6.07%	11.60%

Ratio of Investment Loss to Average Net Assets:[10]
Before (waivers) and deferred tax benefit/(expense)	(1.40%)		(0.80%)		(1.00%)	(1.05%)	(1.02%)	(0.70%)
Expense (waivers)	(0.10	%)9	(0.12	%)9	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.30%)		(0.68%)		(0.88%)	(0.94%)	(0.90%)	(0.69%)
Deferred tax benefit/(expense)[7,8]	(0.81%)		0.34%		0.38%	0.39%	0.41%	0.25%
Net investment loss	(2.11%)		(0.34%)		(0.50%)	(0.55%)	(0.49%)	(0.44%)

Portfolio turnover rate	7%		13%		10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017, to December 31, 2017 (See Note 7).
10.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.39	$9.40	$9.53	$12.74		$12.15	$10.77
Income/(loss) from investment operations:
Net investment loss[2]	(0.06)	(0.02)	(0.01)	(0.00	)3	(0.05)	(0.05)
Return of capital[2]	0.24	0.40	0.41	0.43		0.44	0.43
Net realized and unrealized gains/(losses)	(0.02)	(0.68)	0.18	(2.93)		0.91	1.71
Total from investment operations	0.16	(0.30)	0.58	(2.50)		1.30	2.09
Distributions to shareholders:
Return of capital	(0.29)	(0.58)	(0.71)	(0.71)		(0.71)	(0.71)
Income	—	(0.13)	—	—		—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)		(0.71)	(0.71)
Net asset value, end of period	$8.26	$8.39	$9.40	$9.53		$12.74	$12.15

Total Return, at Net Asset Value [4]	2.04%	(3.68%)	6.62%	(20.33%)		10.78%	19.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,833,434	$1,698,030	$1,598,012	$1,376,872		$1,772,095	$1,375,128
Ratio of Expenses to Average Net Assets:[12]
Before (waivers) and deferred tax expense/(benefit)	0.98%	0.98%	0.99%	0.98%		1.00%	0.88%
Expense (waivers)	(0.10%)[11]	(0.12%)[11]	(0.12%)	(0.11%)		(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	0.88%[5]	0.86%[5]	0.87%[5]	0.87%[5]		0.88%[5]	0.87%[6]
Deferred tax expense/(benefit)[7,8]	1.20%	(2.49%)	3.79%	(13.36%)		5.19%	9.32%
Total expenses/(benefit)	2.08%	(1.63%)	4.66%	(12.49%)		6.07%	10.19%

Ratio of Investment Loss to Average Net Assets:[12]
Before (waivers) and deferred tax benefit/(expense)	(0.79%)	(0.66%)	(0.59%)	(0.50%)		(0.96%)	(0.70%)
Expense (waivers)	(0.10%)[11]	(0.12%)[11]	(0.12%)	(0.11%)		(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.69%)	(0.54%)	(0.47%)	(0.39%)		(0.84%)	(0.69%)
Deferred tax benefit/(expense)[8,9]	(0.81%)	0.34%	0.38%	0.39%		0.41%	0.25%
Net investment loss	(1.50%)	(0.20%)	(0.09%)	(0.00%)[10]		(0.43%)	(0.44%)

Portfolio turnover rate	7%	13%	10%	8%		12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.	Less than $0.005.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
10.	Less than (0.005%).
11.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017, to December 31, 2017 (See Note 7).
12.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the period ended May 31, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2018:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$17,596,709
State	1,675,877
Total deferred tax expense	$19,272,586

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$15,751,511	21.00%
State income taxes net of federal benefit	1,500,144	2.00%
Effect of tax rate change	273,891	0.37%
Effect of permanent differences	1,747,040	2.33%
Total income tax expense (benefit)	$19,272,586	25.70%

For the period ended May 31, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 25.70% (net expenses) differed from the combined federal and state statutory tax rate of 23.00% (net expenses) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax liabilities as of the date of enactment. The aggregate impact of this change, in addition to the change to tax liabilities due to unrealized appreciation subsequent to the date of enactment, is being recorded in the period ended May 31, 2018.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2018, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$138,029,410
Net operating loss carryforward (tax basis) - State	12,915,624
Capital loss carryforward (tax basis)	22,830,662
Organizational Costs	3,634
Total deferred tax asset	173,779,330

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(185,776,751)
Total deferred tax liability	(185,776,751)

Total net deferred tax asset/(liability)	$(11,997,421)

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	153,875,403
11/30/2036	116,663,848
11/30/2037	10,501,541
Total expiring net operating loss carryforwards	$520,314,063

Total non-expiring net operating loss carryforwards	$135,968,693

Total net operating loss carryforwards	$656,282,756

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$88,592,773
11/30/2023	10,670,973
Total	$99,263,746

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,532,123,795
Gross Unrealized Appreciation	$1,031,854,286
Gross Unrealized Depreciation	(229,676,649)
Net Unrealized Appreciation (Depreciation) on Investments	$802,177,637

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with a third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities	$3,104,584,181	$—	$—	$3,104,584,181
Common Stock*	122,348,836	—	—	122,348,836
Preferred MLP Investments and Related Entities	—	—	68,207,232	68,207,232
Short-Term Investment	39,161,183	—	—	39,161,183
Total Assets	$3,326,094,200	$—	$68,207,232	$3,334,301,432

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

For the reporting period, there were no transfers between levels.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2017	$63,866,976
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	7,418,085
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	(3,077,829)
Transfers out of Level 3 during the period	—
Ending balance May 31, 2018	$68,207,232

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at May 31, 2018 is $7,418,085.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of May 31, 2018:

Assets Table Investments, at Value:	Value as of May 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$40,080,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(a)
			Estimated Yield	12.1% - 12.7%	12.4	%(a)
	28,127,232	Discounted Cash Flow Model	Transaction Spread	n/a	20.465	%(b)
			Benchmark Spread	n/a	2.297	%(b)
			Treasury Yield	n/a	2.975	%(b)
Total	$68,207,232

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an implied yield based on the transaction spread (based on yields at purchase), benchmark spread and Treasury yield. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the transaction spread, benchmark spread, or treasury yield.

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	10,451,314	$85,562,677	20,321,149	$184,714,185
Dividends and/or distributions reinvested	2,008,873	15,971,570	4,687,713	42,262,632
Redeemed	(13,772,612)	(111,979,826)	(36,553,307)	(330,975,685)
Net decrease	(1,312,425)	$(10,445,579)	(11,544,445)	$(103,998,868)

Class C
Sold	7,867,450	$60,964,705	13,970,444	$121,978,985
Dividends and/or distributions reinvested	2,368,324	17,853,239	4,947,177	42,488,530
Redeemed	(10,180,972)	(78,432,144)	(15,727,302)	(134,804,965)
Net increase	54,802	$385,800	3,190,319	$29,662,550

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	27,160,891	$225,600,353	34,489,733	$319,874,879
Dividends and/or distributions reinvested	1,984,678	16,271,447	3,212,070	29,493,004
Redeemed	(16,203,211)	(134,113,079)	(15,330,889)	(140,883,963)
Net increase	12,942,358	$107,758,721	22,370,914	$208,483,920

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	13,339	110,126	48,688	450,846
Redeemed	(320,157)	(2,606,649)	(175,481)	(1,627,365)
Net decrease	(306,818)	$(2,496,523)	(126,793)	$(1,176,519)

Class Y
Sold	71,054,378	$599,379,021	97,891,376	$909,914,269
Dividends and/or distributions reinvested	7,188,812	58,765,582	13,359,249	122,766,730
Redeemed	(58,831,961)	(489,252,460)	(78,699,484)	(724,115,733)
Net increase	19,411,229	$168,892,143	32,551,141	$308,565,266

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2018, were as follows:

	Purchases	Sales
Investment securities	$441,537,158	$231,042,440

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Fund’s effective management fee for the six months ended May 31, 2018 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in-person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$106,151	$12,521	$39,362

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2018, the Manager reimbursed $223,636, $232,229, $866,278, and $1,649 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 31, 2018:

Eligible Expense Recoupment Expiring:
November 30, 2018	$3,233,228
November 30, 2019	3,014,707
November 30, 2020	2,937,778
November 30, 2021	1,323,792

During the six months ended May 31, 2018, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, W and Y.

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$6,025
Class C	6,187
Class W	21,776
Class Y	54

This expense limitation was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund is also an officers or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $84,082,746 in purchases and $45,799,730 in sales considered cross-trades, resulting in $(29,857,857) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Alpha Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2018, the Fund paid $401,237 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2018.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	1/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	2/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	3/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	4/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	5/4/18	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.
Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1387.001.0518 July 20, 2018

Semiannual Report 5/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
SteelPath MLP Alpha Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Distribution Sources	38
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	39
Trustees and Officers	40
Privacy Policy Notice	41

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	0.77%	-5.00%	3.16%	5.71%
1-Year	-8.08%	-13.35%	14.38%	-3.71%
5-Year	-1.93%	-3.09%	12.98%	-3.20%
Since Inception (3/31/10)	3.19%	2.45%	13.17%	5.15%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.77% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 5.71%. During the same period, the S&P 500 Index produced a total return gain of 3.16%.

Over the six-month reporting period ended May 31, 2018, the midstream sector outperformed the broader markets despite facing headwinds presented by the U.S. Federal Energy Regulatory Commission (FERC), which announced changes related to pipeline tariffs in reaction to a federal court’s previous remand that cost-of-service tariffs on interstate natural gas and oil pipelines owned by MLPs would no longer receive an income tax allowance (ITA). This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. While on the whole the sector overcame the initial widespread weakness, the value of the equities of select industry participants with the largest portfolios of FERC-regulated assets remain diminished at period end.

The need for additional midstream infrastructure to service growing volumes from the Permian basin became even more acute over the reporting period as production growth has exceeded even the most aggressive of previous industry predictions and appears set to overwhelm the energy infrastructure capacity bringing that crude oil and natural gas out of the basin. While there are multiple new-build pipelines and expansions in-progress, we believe that the long construction times required for these projects mean that meaningful relief is unlikely to come until mid-2019, at the earliest. As such, we expect that Permian producers without sufficient takeaway capacity will experience significantly worse pricing than peers with access to pipeline capacity. Some disadvantaged producers may slow their production growth until in-basin pricing recovers. Importantly, we believe certain midstream operators should enjoy both short-term and long-term benefits. Obviously, midstream operators are currently enjoying and we expect that they will continue to enjoy the full utilization of their assets servicing the basin. Some operators may also capture wide short-term marketing margins. Over the long-term, midstream operators may benefit from an increased desire by producers to commit to existing or new capacity that can earn a transportation fee for an extended period.

Over the reporting period, we estimate approximately $7 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

issuance represents a sharp decrease from approximately $15 billion that was raised over the six month reporting period ended May 31, 2017. Midstream companies also raised approximately $20 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, often raise external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. While we view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, the immediate impact was a reduction in the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax assets, as of the enactment date, using the new 21% rate.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $67.07 per barrel, up 17% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. Brent exited the period at a $10.55 per barrel premium to WTI, as the aforementioned Permian capacity constraints also began to weigh on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $2.89 per million British thermal units (“mmbtu”), down 2% over the reporting period, and down 4% from the year-ago period. Natural gas pricing appears to have settled into a relatively narrow trading band as supply and demand dynamics have balanced with heating and electric generation demand stabilizing to weather-dependent levels, production volume growth increasing, and increasing liquefied natural gas exports.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $29.61 per barrel, a 7% increase over the reporting period. Pricing for NGL purity products varied, with ethane, isobutane, and natural gasoline trading higher over the period while butane and propane prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.49 per gallon, down 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 45 basis points to end the period at 2.86%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 60 basis points to 5.12%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total return losses of 3.11% (as measured by the Dow Jones Equity REIT Total Return Index) and 8.28% (as measured by the Dow Jones Utility Average Index), respectively, as compared

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

to the AMZ’s 5.71% total return gain. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The gathering and processing subsector followed, buoyed by improved volumetric projections.

The natural gas pipeline subsector experienced the weakest performance over the reporting period as these entities’ prospective cash flows were directly impacted by the FERC changes related to cost-of-service tariffs on interstate pipelines owned by MLPs. The propane subsector also lagged over the reporting period as winter demand proved fleeting and due to idiosyncratic factors at select subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Enterprise Products Partners, LP (EPD) and Energy Transfer Partners, LP (ETP).

EPD outperformed over the period as underlying business fundamentals continued to improve and as multiple large scale growth projects were placed into service or nearing completion. Additionally, EPD continued to benefit from increased market participant focus on partnerships without incentive distribution rights (“IDRs”) and modest equity capital needs.

ETP outperformed over the period as its robust portfolio of natural gas processing assets benefited from the recent expansion of processing facilities. In addition, its Permian and Marcellus/Utica assets have been seeing increasing activity that is expected to drive cash flow growth.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Buckeye Partners, LP (BPL).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite this concern, we believe the ultimate outcome is likely far more nuanced and any revenue impact much less widespread than the initial market reaction.

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows. Despite the recent headwinds, the partnership still maintains distribution coverage of approximately 1.0x, and we believe that it has manageable capital needs, and continues to find growth opportunities that enhance its core asset base.

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place during the reporting period and at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe midstream equity valuations are attractive and sector participants have improved their positioning for the future. While the AMZ is above the cyclical low, it remains at levels present before the shale production renaissance. Notably, this is occurring at a time when many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past. Accordingly, we believe the stage is setting for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Enterprise Products Partners LP	10.85%
Energy Transfer Partners LP	10.11%
Energy Transfer Equity LP	8.43%
MPLX LP	8.14%
Targa Resources Corp.	7.23%
Magellan Midstream Partners LP	7.00%
Tallgrass Energy GP LP	5.82%
Williams Partners LP	5.69%
Buckeye Partners LP	5.13%
Williams Cos., Inc.	3.79%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	0.77%	-8.08%	-1.93%	3.19%
CLASS C (MLPGX)	8/25/11	0.39%	-8.73%	-2.68%	1.65%
CLASS I (OSPAX)	6/28/13	1.00%	-7.74%	N/A	-2.35%
CLASS Y (MLPOX)	3/31/10	0.88%	-7.88%	-1.70%	3.45%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-5.00%	-13.35%	-3.09%	2.45%
CLASS C (MLPGX)	8/25/11	-0.57%	-9.57%	-2.68%	1.65%
CLASS I (OSPAX)	6/28/13	1.00%	-7.74%	N/A	-2.35%
CLASS Y (MLPOX)	3/31/10	0.88%	-7.88%	-1.70%	3.45%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
CLASS A	$ 1,000.00	$ 1,007.70	$ 33.05
CLASS C	1,000.00	1,003.90	36.75
CLASS I	1,000.00	1,010.00	31.54
CLASS Y	1,000.00	1,008.80	31.82

Hypothetical (5% return before expenses)
CLASS A	1,000.00	992.07	32.80
CLASS C	1,000.00	988.32	36.47
CLASS I	1,000.00	993.62	31.28
CLASS Y	1,000.00	993.32	31.58

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
CLASS A	6.60%
CLASS C	7.36
CLASS I	6.29
CLASS Y	6.35

The expense ratios for Class A, C, and Y reflect contractual and/or voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

STATEMENT OF INVESTMENTS May 31, 2018 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 92.0%
Diversified — 18.6%
Enterprise Products Partners LP	9,120,404	$263,579,676
Westlake Chemical Partners LP [1]	2,206,802	51,308,146
Williams Partners LP	3,472,293	138,197,261
Total Diversified		453,085,083

Gathering/Processing — 12.2%
Antero Midstream GP LP	3,964,500	76,316,625
Targa Resources Corp.	3,612,264	175,664,399
Western Gas Partners LP	888,078	45,886,990
Total Gathering/Processing		297,868,014

Natural Gas Pipelines — 33.7%
Energy Transfer Equity LP	11,848,357	204,739,609
Energy Transfer Partners LP	12,934,533	245,626,782
EQT Midstream Partners LP	1,275,606	71,217,083
Rice Midstream Partners LP	3,108,736	57,418,354
Tallgrass Energy GP LP [1]	6,579,009	141,514,483
Tallgrass Energy Partners LP	597,795	26,105,708
TC Pipelines LP [1]	2,939,022	71,477,015
Total Natural Gas Pipelines		818,099,034

Petroleum Transportation — 27.5%
Buckeye Partners LP	3,455,035	124,554,012
Genesis Energy LP	1,065,320	23,394,427
Magellan Midstream Partners LP	2,432,425	170,026,508
MPLX LP	5,505,398	197,698,842
Phillips 66 Partners LP	1,259,446	65,869,026
Plains All American Pipeline LP	1,796,904	42,227,244
Petroleum Transportation — 27.5% (Continued)
Plains GP Holdings LP, Class A	1,775,639	$43,627,450
Total Petroleum Transportation		667,397,509

Total MLP Investments and Related Entities
(identified cost $2,207,149,072)		2,236,449,640

Common Stock — 3.8%
Diversified — 3.8%
Williams Cos., Inc.	3,429,309	92,111,240

Total Common Stock
(identified cost $109,958,434)		92,111,240

Short-Term Investments — 1.2%
Money Market — 1.2%
Fidelity Treasury Portfolio, Institutional Class, 1.597%	28,636,737	28,636,737

Total Short-Term Investments
(identified cost $28,636,737)		28,636,737

Total Investments — 97.0%
(identified cost $2,345,744,243)		2,357,197,617
Other Assets In Excess of Liabilities — 3.0%		72,289,850
Net Assets -— 100.0%		$2,429,487,467

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2018, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018
MLP Investments and Related Entities
Tallgrass Energy GP LP	5,451,112	1,546,576	(418,679)	6,579,009
TC Pipelines LP [i]	3,320,336	743,338	(1,124,652)	2,939,022
Westlake Chemical Partners LP	2,687,407	50,520	(531,125)	2,206,802

		Distributions and Dividends
	Value May 31, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
MLP Investments and Related Entities
Tallgrass Energy GP LP	$141,514,483	$5,099,525	$—	$—	$(519,632)	$149,347
TC Pipelines LP [i]	71,477,015	5,938,448	—	—	(14,909,140)	(74,916,255)
Westlake Chemical Partners LP	51,308,146	1,876,181	—	—	1,585,469	3,620,362
	$264,299,644	$12,914,154	$—	$—	$(13,843,303)	$(71,146,546)

[i]	Is not an affiliate on May 31, 2018. Was an affiliate during period ended May 31, 2018.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,175,055,298)	$2,164,374,988
Affiliated companies (cost $170,688,945)	192,822,629
2,357,197,617
Deferred tax asset, net	75,921,819
Receivable for beneficial interest sold	3,070,605
Prepaid expenses	289,996
Dividends receivable	20,598
Total assets	2,436,500,635

Liabilities:
Payable for beneficial interest redeemed	3,609,985
Payable to Manager	2,027,856
Payable for distribution and service plan fees	540,670
Transfer agent fees payable, net of voluntary waiver	373,304
Trustees' fees payable	25,007
Borrowing expense payable	39,054
Other liabilities	397,292
Total liabilities	7,013,168

Net Assets	$2,429,487,467

Composition of Net Assets
Par value of shares of beneficial interest	$322,101
Paid-in capital	3,160,605,663
Undistributed net investment loss, net of deferred taxes	(474,076,989)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(138,183,295)
Net unrealized depreciation on investments, net of deferred taxes	(119,180,013)
Net Assets	$2,429,487,467

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.52
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.98
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.09
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.77
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.73

Net Assets:
Class A shares	$567,300,971
Class C shares	502,072,124
Class I shares	168,593,529
Class Y shares	1,191,520,843
Total Net Assets	$2,429,487,467

Shares Outstanding:
Class A shares	75,461,727
Class C shares	70,800,704
Class I shares	21,709,050
Class Y shares	154,129,775
Total Shares Outstanding	322,101,256

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 / Unaudited

Investment Income
Distributions and dividends	$91,648,041
Less return of capital on distributions and dividends ($12,914,154 from affiliates)	(89,454,986)
Total investment income	2,193,055

Expenses
Management fees	14,136,427
Distribution and service plan fees
Class A	742,674
Class C	2,672,268
Transfer agent fees
Class A	595,539
Class C	533,347
Class I	23,185
Class Y	1,281,589
Borrowing fees	329,813
Administrative fees	308,476
Legal, auditing, and other professional fees	148,584
Custody fees	143,587
Registration fees	76,637
Tax expense	56,106
Trustees' fees	38,990
Other	38,824
Total expenses, before waivers and deferred taxes	21,126,046
Less expense waivers	(1,309,474)
Net expenses, before deferred taxes	19,816,572

Net investment loss, before deferred taxes	(17,623,517)
Deferred tax expense	(39,756,695)
Net investment loss, net of deferred taxes	(57,380,212)

Net Realized and Unrealized Gains/Losses on Investments:
Net Realized Losses
Investments from:
Unaffiliated companies	(63,554,458)
Affiliated companies	(13,843,303)
Deferred tax expense	(56,370,072)
Net realized losses, net of deferred taxes	(133,767,833)
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	244,702,039
Affiliated companies	(71,146,546)
Deferred tax benefit	31,097,975
Net change in unrealized appreciation/(depreciation), net of deferred taxes	204,653,468

Net realized and unrealized gains / (losses) on investments, net of deferred taxes	70,885,635
Change in net assets resulting from operations	$13,505,423

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(57,380,212)	$(52,670,183)
Net realized gains/(losses), net of deferred taxes	(133,767,833)	321,722,673
Net change in unrealized appreciation/(depreciation), net of deferred taxes	204,653,468	(512,883,737)
Change in net assets resulting from operations	13,505,423	(243,831,247)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(21,111,315)	—
Class C shares	(19,975,027)	—
Class I shares	(5,360,821)	—
Class Y shares	(44,334,682)	—
Distributions to shareholders from return of capital:	(90,781,845)	—

Distributions to shareholders from income:
Class A shares	—	(65,056,166)
Class C shares	—	(55,952,576)
Class I shares	—	(10,861,151)
Class Y shares	—	(117,614,208)
Distributions to shareholders from income:	—	(249,484,101)
Change in net assets resulting from distributions to shareholders	(90,781,845)	(249,484,101)

Beneficial Interest Transactions
Class A shares	(40,456,179)	(334,984,829)
Class C shares	(47,361,869)	(93,652,275)
Class I shares	23,509,309	72,813,168
Class Y shares	(146,949,803)	72,771,245
Change in net assets resulting from beneficial interest transactions	(211,258,542)	(283,052,691)
Change in net assets	(288,534,964)	(776,368,039)

Net Assets
Beginning of period	2,718,022,431	3,494,390,470
End of period	$2,429,487,467	$2,718,022,431

Undistributed net investment loss, net of deferred taxes	$(474,076,989)	$(416,696,777)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.74	$9.05	$9.32	$12.81	$12.04	$10.70
Income/(loss) from investment operations:
Net investment loss[1]	(0.17)	(0.14)	(0.06)	(0.07)	(0.12)	(0.11)
Return of capital[1]	0.21	0.35	0.35	0.40	0.42	0.42
Net realized and unrealized gains/(losses)	0.01	(0.86)	0.13	(3.13)	1.16	1.72
Total from investment operations	0.05	(0.65)	0.42	(2.80)	1.46	2.03
Distributions to shareholders:
Return of capital	(0.27)	—	(0.69)	(0.69)	(0.69)	(0.69)
Income	—	(0.66)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.52	$7.74	$9.05	$9.32	$12.81	$12.04

Total Return, at Net Asset Value[2]	0.77%	(7.78%)	5.25%	(22.59%)	12.26%	19.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$567,301	$625,062	$1,073,057	$1,226,012	$1,937,356	$1,154,926
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred/current tax expense/(benefit)	1.64%	1.63%	1.64%	1.63%	1.65%	1.55%
Expense (waivers)	(0.11%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of (waivers) and before deferred/current tax expense/(benefit)	1.53%[4]	1.51%[4]	1.53%[4]	1.52%[4]	1.53%[4]	1.52%[5]
Deferred/current tax expense/(benefit)[6,7]	5.07%	0.70%	2.54%	(14.45%)	5.38%	8.07%
Total expenses/(benefit)	6.60%	2.21%	4.07%	(12.93%)	6.91%	9.59%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax benefit/(expense)	(1.49%)	(1.59%)	(1.32%)	(1.38%)	(1.57%)	(1.52%)
Expense (waivers)	(0.11%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.38%)	(1.47%)	(1.21%)	(1.27%)	(1.45%)	(1.49%)
Deferred tax benefit/(expense)[7,8]	(3.10%)	(0.11%)	0.55%	0.63%	0.54%	0.54%
Net investment loss	(4.48%)	(1.58%)	(0.66%)	(0.64%)	(0.91%)	(0.95%)

Portfolio turnover rate	13%	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.50%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Annualized less than a full period.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.34	$8.69	$9.04	$12.53	$11.89	$10.64
Income/(loss) from investment operations:
Net investment loss[1]	(0.20)	(0.22)	(0.13)	(0.16)	(0.22)	(0.17)
Return of capital[1]	0.21	0.35	0.35	0.40	0.42	0.42
Net realized and unrealized gains/(losses)	0.01	(0.82)	0.12	(3.04)	1.13	1.69
Total from investment operations	0.02	(0.69)	0.34	(2.80)	1.33	1.94
Distributions to shareholders:
Return of capital	(0.27)	—	(0.69)	(0.69)	(0.69)	(0.69)
Income	—	(0.66)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.09	$7.34	$8.69	$9.04	$12.53	$11.89

Total Return, at Net Asset Value[2]	0.39%	(8.59%)	4.51%	(23.11%)	11.30%	18.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$502,072	$568,380	$772,963	$783,886	$1,011,690	$451,351
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred/current tax expense/(benefit)	2.39%	2.38%	2.39%	2.38%	2.40%	2.30%
Expense (waivers)	(0.11%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of (waivers) and before deferred/current tax expense/(benefit)	2.28%[4]	2.26%[4]	2.28%[4]	2.27%[4]	2.28%[4]	2.27%[5]
Deferred/current tax expense/(benefit)[6,7]	5.07%	0.70%	2.54%	(14.45%)	5.38%	6.91%
Total expenses/(benefit)	7.35%	2.96%	4.82%	(12.18%)	7.66%	9.18%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax benefit/(expense)	(2.64%)	(2.62%)	(2.27%)	(2.21%)	(2.34%)	(2.27%)
Expense (waivers)	(0.11%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.53%)	(2.50%)	(2.16%)	(2.10%)	(2.22%)	(2.24%)
Deferred tax benefit/(expense)[7,8]	(3.10%)	(0.11%)	0.55%	0.63%	0.54%	0.82%
Net investment loss	(5.63%)	(2.61%)	(1.61%)	(1.47%)	(1.68%)	(1.42%)

Portfolio turnover rate	13%	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.25%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.25%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.97	$9.28	$9.50	$12.99	$12.17	$12.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.15)	(0.07)	0.09	(0.05)	(0.12)	(0.04)
Return of capital[3]	0.21	0.35	0.35	0.40	0.42	0.19
Net realized and unrealized gains/(losses)	0.01	(0.93)	0.03	(3.15)	1.21	0.21
Total from investment operations	0.07	(0.65)	0.47	(2.80)	1.51	0.36
Distributions to shareholders:
Return of capital	(0.27)	—	(0.69)	(0.69)	(0.69)	(0.34)
Income	—	(0.66)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.69)	(0.69)	(0.69)	(0.34)
Net asset value, end of period	$7.77	$7.97	$9.28	$9.50	$12.99	$12.17

Total Return, at Net Asset Value[4]	1.00%		(7.58%)		5.70%		(22.27%)		12.55%		3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$168,594		$147,825		$99,431		$9,722		$3,732		$73
Ratio of Expenses to Average Net Assets:[5]
Before deferred/current tax expense/(benefit)	1.22	%6	1.19	%6	1.18	%6	1.19	%6	1.20	%6	1.32	%7
Deferred/current tax expense/(benefit)[8,9]	5.07%		0.70%		2.54%		(14.45%)		5.38%		4.51%
Total expenses/(benefit)	6.29%		1.89%		3.72%		(13.26%)		6.58%		5.83%

Ratio of Investment Loss to Average Net Assets:[5]
Before deferred tax benefit/(expense)	(0.68%)	(0.72%)	0.45%	(1.12%)	(1.47%)	(1.29%)
Deferred tax benefit/(expense)[9,10]	(3.10%)	(0.11%)	0.55%	0.63%	0.54%	0.46%
Net investment income/(loss)	(3.78%)	(0.83%)	1.00%	(0.49%)	(0.93%)	(0.83%)

Portfolio turnover rate	13%	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.19%, 1.18%, 1.15%, 1.17% and 1.18% for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 28, 2014, respectively.

7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.06%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.94	$9.25	$9.49	$12.99	$12.18	$10.78
Income/(loss) from investment operations:
Net investment loss[2]	(0.16)	(0.10)	(0.02)	(0.03)	(0.07)	(0.10)
Return of capital[2]	0.21	0.35	0.35	0.40	0.42	0.41
Net realized and unrealized gains/(losses)	0.01	(0.90)	0.12	(3.18)	1.15	1.78
Total from investment operations	0.06	(0.65)	0.45	(2.81)	1.50	2.09
Distributions to shareholders:
Return of capital	(0.27)	—	(0.69)	(0.69)	(0.69)	(0.69)
Income	—	(0.66)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.73	$7.94	9.25	$9.49	$12.99	$12.18

Total Return, at Net Asset Value[3]	0.88%	(7.61%)	5.48%	(22.34%)	12.46%	19.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,191,521	$1,376,755	$1,548,940	$1,584,939	$2,193,129	$1,218,475
Ratio of Expenses to Average Net Assets:[10]
Before (waivers) and deferred/current tax expense/(benefit)	1.39%	1.38%	1.39%	1.38%	1.40%	1.29%
Expense (waivers)	(0.11%)[4]	(0.12%)[4]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of (waivers) and before deferred/current tax expense/(benefit)	1.28%[5]	1.26%[5]	1.28%[5]	1.27%[5]	1.28%[5]	1.26%[6]
Deferred/current tax expense/(benefit)[7,8]	5.07%	0.70%	2.54%	(14.45%)	5.38%	9.27%
Total expenses/(benefit)	6.35%	1.96%	3.82%	(13.18%)	6.66%	10.53%

Ratio of Investment Loss to Average Net Assets:[10]
Before (waivers) and deferred tax benefit/(expense)	(1.09%)	(1.17%)	(0.92%)	(1.03%)	(1.21%)	(1.26%)
Expense (waivers)	(0.11%)[4]	(0.12%)[4]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.98%)	(1.05%)	(0.81%)	(0.92%)	(1.09%)	(1.23%)
Deferred tax benefit/(expense)[8,9]	(3.10%)	(0.11%)	0.55%	0.63%	0.54%	0.45%
Net investment loss	(4.08%)	(1.16%)	(0.26%)	(0.29%)	(0.55%)	(0.78%)

Portfolio turnover rate	13%	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
10.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the period ended May 31, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2018:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$59,374,115
State	5,654,677
Total deferred tax expense	$65,028,792

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$16,492,185	21.00%
State income taxes net of federal benefit	1,570,685	2.00%
Effect of tax rate change	86,141,939	109.69%
Effect of permanent differences	2,934,557	3.74%
Change in valuation allowance	(42,110,574)	(53.62%)
Total income tax expense (benefit)	$65,028,792	82.81%

For the period ended May 31, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 82.81% (net expenses) differed from the combined federal and state statutory tax rate of 23.00% (net expenses) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax assets and the valuation allowance in place as of the date of enactment resulting in the recognition of additional current period deferred tax expense. The aggregate impact of this change is being entirely recorded during the period ended May 31, 2018 resulting in an increase to the effective tax rate when deferred tax expense is reflected as a percentage of the Fund’s current period operations.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2018, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$79,823,430
Net operating loss carryforward (tax basis) – State	11,976,940
Minimum tax credit carryforward – Federal	3,015,619
Capital loss carryforward (tax basis)	113,657,416
Valuation allowance	(62,614,287)
Total deferred tax asset	145,859,119

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(69,937,299)
Total deferred tax liability	(69,937,299)

Total net deferred tax asset/(liability)	$75,921,819

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2035	$140,984,502
11/30/2036	201,995,745
Total expiring net operating loss carryforwards	$34,2980,247

Total non-expiring net operating loss carryforwards	$56,151,794

Total net operating loss carryforwards	$399,132,041

At May 31, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$406,293,272
11/30/2023	87,869,405
Total	$494,162,677

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,053,403,655
Gross Unrealized Appreciation	$502,538,815
Gross Unrealized Depreciation	(198,744,853)
Net Unrealized Appreciation (Depreciation) on Investments	$303,793,962

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates,

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$2,236,449,640	$—	$—	$2,236,449,640
Common Stock*	92,111,240	—	—	92,111,240
Short-Term Investment	28,636,737	—	—	28,636,737
Total Assets	$2,357,197,617	$—	$—	$2,357,197,617

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The Fund did not hold any Level 3 securities during the six months ended May 31, 2018.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	10,693,559	$83,047,980	20,588,550	$182,306,059
Dividends and/or distributions reinvested	2,767,313	20,620,174	6,949,875	61,412,977
Redeemed	(18,775,280)	(144,124,333)	(65,275,843)	(578,703,865)
Net decrease	(5,314,408)	$(40,456,179)	(37,737,418)	$(334,984,829)

Class C
Sold	5,831,055	$43,194,993	11,212,094	$95,627,701
Dividends and/or distributions reinvested	2,809,555	19,798,105	6,562,469	55,000,167
Redeemed	(15,252,437)	(110,354,967)	(29,335,792)	(244,280,143)
Net decrease	(6,611,827)	$(47,361,869)	(11,561,229)	$(93,652,275)

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	For the Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	9,020,139	$70,310,623	11,355,912	$103,969,519
Dividends and/or distributions reinvested	696,703	5,331,203	1,206,048	10,796,969
Redeemed	(6,549,379)	(52,132,517)	(4,736,164)	(41,953,320)
Net increase	3,167,463	$23,509,309	7,825,796	$72,813,168

Class Y
Sold	33,270,181	$264,132,431	83,287,340	$756,158,446
Dividends and/or distributions reinvested	5,714,437	43,748,079	12,949,572	116,001,899
Redeemed	(58,252,358)	(454,830,313)	(90,266,310)	(799,389,100)
Net increase/(decrease)	(19,267,740)	$(146,949,803)	5,970,602	$72,771,245

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2018, were as follows:

	Purchases	Sales
Investment securities	$315,214,712	$569,826,163

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the six months ended May 31, 2018 was 1.10% of average annual net assets before any applicable waivers.

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in-person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$105,542	$22,243	$29,635

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2018, the Manager reimbursed $315,178, $282,264, and $678,927,

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2018	$4,954,289
November 30, 2019	3,611,512
November 30, 2020	3,318,704
November 30, 2021	1,276,369

During the six months ended May 31, 2018, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$8,109
Class C	7,332
Class Y	17,664

This expense limitation was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund is also an officers or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $8,429,644 in purchases and $59,147,108 in sales considered cross-trades, resulting in $(24,932,236) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2018, the Fund paid $329,813 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2018.

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	1/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	2/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	3/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	4/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	5/4/18	0.0%	0.0%	100.0%

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

OPPENHEIMER STEELPATH MLP ALPHA FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials—your online security profile—typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OPPENHEIMER STEELPATH MLP ALPHA FUND 47

Semiannual Report 5/31/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
SteelPath MLP Income Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Distribution Sources	43
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	44
Trustees and Officers	45
Privacy Policy Notice	46

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	0.03%	-5.74%	3.16%	5.71%
1-Year	-5.79%	-11.23%	14.38%	-3.71%
5-Year	-2.44%	-3.60%	12.98%	-3.20%
Since Inception (3/31/10)	2.23%	1.49%	13.17%	5.15%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.03% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 5.71%. During the same period, the S&P 500 Index produced a total return gain of 3.16%.

Over the six-month reporting period ended May 31, 2018, the midstream sector outperformed the broader markets despite facing headwinds presented by the U.S. Federal Energy Regulatory Commission (FERC), which announced changes related to pipeline tariffs in reaction to a federal court’s previous remand that cost-of-service tariffs on interstate natural gas and oil pipelines owned by MLPs would no longer receive an income tax allowance (ITA). This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. While on the whole the sector overcame the initial widespread weakness, the value of the equities of select industry participants with the largest portfolios of FERC-regulated assets remain diminished at period end.

The need for additional midstream infrastructure to service growing volumes from the Permian basin became even more acute over the reporting period as production growth has exceeded even the most aggressive of previous industry predictions and appears set to overwhelm the energy infrastructure capacity bringing that crude oil and natural gas out of the basin. While there are multiple new-build pipelines and expansions in-progress, we believe that the long construction times required for these projects mean that meaningful relief is unlikely to come until mid-2019, at the earliest. As such, we expect that Permian producers without sufficient takeaway capacity will experience significantly worse pricing than peers with access to pipeline capacity. Some disadvantaged producers may slow their production growth until in-basin pricing recovers. Importantly, we believe certain midstream operators should enjoy both short-term and long-term benefits. Obviously, midstream operators are currently enjoying and we expect that they will continue to enjoy the full utilization of their assets servicing the basin. Some operators may also capture wide short-term marketing margins. Over the long-term, midstream operators may benefit from an increased desire by producers to commit to existing or new capacity that can earn a transportation fee for an extended period.

Over the reporting period, we estimate approximately $7 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $15 billion that was raised

OPPENHEIMER STEELPATH MLP INCOME FUND 3

over the six month reporting period ended May 31, 2017. Midstream companies also raised approximately $20 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, often raise external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. While we view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, the immediate impact was a reduction in the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax assets, as of the enactment date, using the new 21% rate.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $67.07 per barrel, up 17% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. Brent exited the period at a $10.55 per barrel premium to WTI, as the aforementioned Permian capacity constraints also began to weigh on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $2.89 per million British thermal units (“mmbtu”), down 2% over the reporting period, and down 4% from the year-ago period. Natural gas pricing appears to have settled into a relatively narrow trading band as supply and demand dynamics have balanced with heating and electric generation demand stabilizing to weather-dependent levels, production volume growth increasing, and increasing liquefied natural gas exports.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $29.61 per barrel, a 7% increase over the reporting period. Pricing for NGL purity products varied, with ethane, isobutane, and natural gasoline trading higher over the period while butane and propane prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.49 per gallon, down 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 45 basis points to end the period at 2.86%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 60 basis points to 5.12%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total return losses of 3.11% (as measured by the Dow Jones Equity REIT Total Return Index) and 8.28% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 5.71% total return gain. Price to forward distributable cash flow (DCF),

4 OPPENHEIMER STEELPATH MLP INCOME FUND

a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The gathering and processing subsector followed, buoyed by improved volumetric projections.

The natural gas pipeline subsector experienced the weakest performance over the reporting period as these entities’ prospective cash flows were directly impacted by the FERC changes related to cost-of-service tariffs on interstate pipelines owned by MLPs. The propane subsector also lagged over the reporting period as winter demand proved fleeting and due to idiosyncratic factors at select subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Partners, LP (ETP) and Crestwood Equity Partners, LP (CEQP).

ETP outperformed over the period as its robust portfolio of natural gas processing assets benefited from the recent expansion of processing facilities. In addition, its Permian and Marcellus/Utica assets have been seeing increasing activity that is expected to drive cash flow growth.

CEQP units outperformed over the period, benefitting from a resurgence of activity in the Bakken Shale, strong growth in the Permian Basin, and the expectation for the partnership’s addition to the Alerian MLP Infrastructure Index (AMZI), which was confirmed subsequent to the reporting period.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Enbridge Energy Partners LP (EEP).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite this concern, we believe the ultimate outcome is likely far more nuanced and any revenue impact much less widespread than the initial market reaction.

EEP also underperformed over the period following the FERC changes. As a result of the changes, EEP’s sponsor, Enbridge Inc. (NYSE: ENB), announced that it would buy-in all of its sponsored vehicles, which include EEP, Spectra Energy Partners LP (NYSE: SEP), and Enbridge Income Fund Holding (TSX: ENF). The proposed EEP buy-in is subject to an ongoing review and approval by an EEP special committee.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax

OPPENHEIMER STEELPATH MLP INCOME FUND 5

assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place during the reporting period and at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe midstream equity valuations are attractive and sector participants have improved their positioning for the future. While the AMZ is above the cyclical low, it remains at levels present before the shale production renaissance. Notably, this is occurring at a time when many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past. Accordingly, we believe the stage is setting for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer Partners LP	10.92%
Sunoco LP	7.40%
Genesis Energy LP	5.66%
EnLink Midstream Partners LP	5.43%
NuStar Energy LP	5.12%
Crestwood Equity Partners LP	5.10%
USA Compression Partners LP	4.86%
Buckeye Partners LP	4.46%
DCP Midstream LP	4.13%
NGL Energy Partners LP	3.62%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	0.03%	-5.79%	-2.44%	2.23%
Class C (MLPRX)	6/10/11	-0.31%	-6.45%	-3.18%	-0.24%
Class I (OSPMX)	6/28/13	0.19%	-5.48%	N/A	-2.78%
Class Y (MLPZX)	3/31/10	0.03%	-5.65%	-2.23%	2.47%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-5.74%	-11.23%	-3.60%	1.49%
Class C (MLPRX)	6/10/11	-1.26%	-7.28%	-3.18%	-0.24%
Class I (OSPMX)	6/28/13	0.19%	-5.48%	N/A	-2.78%
Class Y (MLPZX)	3/31/10	0.03%	-5.65%	-2.23%	2.47%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance

8 OPPENHEIMER STEELPATH MLP INCOME FUND

includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
CLASS A	$ 1,000.00	$ 1,000.30	$ 29.52
CLASS C	1,000.00	996.90	33.21
CLASS I	1,000.00	1,001.90	27.95
CLASS Y	1,000.00	1,000.30	28.28

Hypothetical (5% return before expenses)
CLASS A	1,000.00	995.48	29.45
CLASS C	1,000.00	991.74	33.13
CLASS I	1,000.00	997.08	27.88
CLASS Y	1,000.00	996.73	28.23

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
CLASS A	5.92%
CLASS C	6.67
CLASS I	5.60
CLASS Y	5.67

The expense ratios for Class A, C, and Y reflect contractual and/or voluntary waivers and/or reimbursements of expenses by the Fund’s Manager, and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

STATEMENT OF INVESTMENTS May 31, 2018 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 91.7%
Gathering/Processing — 24.2%
American Midstream Partners LP [1]	6,227,012	$65,694,977
Archrock, Inc.	3,950,064	45,623,239
Crestwood Equity Partners LP [1]	5,102,251	171,435,634
CSI Compressco LP [1]	3,262,800	19,217,892
EnLink Midstream Partners LP	10,660,521	182,294,909
Sanchez Midstream Partners LP [1]	1,758,705	20,928,589
Summit Midstream Partners LP [1]	6,665,830	108,319,737
Targa Resources Corp.	745,910	36,273,603
USA Compression Partners LP [1]	8,794,640	163,316,465
Total Gathering/Processing		813,105,045

Marine — 5.4%
GasLog Partners LP [2]	1,165,291	28,491,365
Golar LNG Partners LP [1,2]	3,654,823	61,291,382
Hoegh LNG Partners LP [2]	484,142	8,375,657
KNOT Offshore Partners LP [1,2]	1,788,152	37,551,192
Teekay LNG Partners LP [2]	2,614,935	45,238,375
Teekay Offshore Partners LP [2]	440,043	1,188,116
Total Marine		182,136,087

Natural Gas Pipelines — 18.0%
CrossAmerica Partners LP [1]	3,596,076	62,068,272
Energy Transfer Partners LP	19,317,355	366,836,571
Tallgrass Energy Partners LP	1,683,000	73,496,610
TC Pipelines LP [1]	4,182,119	101,709,134
Total Natural Gas Pipelines		604,110,587

Petroleum Transportation — 41.7%
Blueknight Energy Partners LP [1]	2,140,334	7,919,236
Buckeye Partners LP	4,152,603	149,701,338
DCP Midstream LP	3,309,752	138,711,707
Delek Logistics Partners LP	453,843	13,342,984
Enbridge Energy Partners LP	9,231,218	90,927,497
Genesis Energy LP [1]	8,665,274	190,289,417
Global Partners LP [1]	3,281,379	56,931,926
Holly Energy Partners LP	1,321,964	38,839,302
Martin Midstream Partners LP [1]	6,451,633	97,419,658
NGL Energy Partners LP [1]	11,364,586	121,601,070
NuStar Energy LP [1]	7,043,514	172,143,482
NuStar GP Holdings LLC	694,100	9,474,465
PBF Logistics LP	985,940	19,768,097
Sprague Resources LP [1]	1,635,016	38,749,879
Sunoco LP [1]	9,339,784	248,438,255
USD Partners LP	744,575	8,339,240
Total Petroleum Transportation		1,402,597,553

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Propane — 2.4%
Amerigas Partners LP	338,758	$14,014,419
Suburban Propane Partners LP [1]	2,843,401	66,564,017
Total Propane		80,578,436

Total MLP Investments and Related Entities
(identified cost $3,304,339,976)		3,082,527,708

Common Stock — 0.8%
Petroleum Transportation — 0.8%
Enbridge Energy Management LLC [3]	2,787,516	26,481,406

Total Common Stock
(identified cost $25,610,714)		26,481,406

Preferred MLP Investments and Related Entities — 2.6%
Gathering/Processing — 1.2%
Crestwood Equity Partners LP, 9.25% [1,4,5,6]	2,867,201	28,127,242
CSI Compressco LP - Series A, 11.00% [1,4,5,7]	899,957	11,258,466
Total Gathering/Processing		39,385,708

Marine — 0.4%
Teekay Offshore Partners LP, 7.25% [2]	592,198	12,424,314

Petroleum Transportation — 1.0%
Blueknight Energy Partners LP, 11.00% [1]	799,993	5,079,956
GPM Petroleum LP, 10.00% [1,4,5]	1,500,000	30,060,000
Total Petroleum Transportation		35,139,956

Total Preferred MLP Investments and Related Entities
(identified cost $71,527,020)		86,949,978

Short-Term Investment — 0.2%
Money Market — 0.2%
Fidelity Treasury Portfolio, Institutional Class, 1.62%	6,399,517	6,399,517

Total Short-Term Investment
(identified cost $6,399,517)		6,399,517

Total Investments — 95.3%
(identified cost $3,407,877,227)		3,202,358,609
Other Assets In Excess of Liabilities — 4.7%		156,742,111
Net Assets — 100.0%		$3,359,100,720

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

1

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2018, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018
MLP Investments and Related Entities
American Midstream Partners LP	6,057,986	220,626	(51,600)	6,227,012
Arc Logistic Partners LP [i]	1,896,477	—	(1,896,477)	—
Archrock Partners Lp [i]	5,367,394	—	(5,367,394)	—
Blueknight Energy Partners LP	2,007,434	150,000	(17,100)	2,140,334
Crestwood Equity Partners LP	5,297,451	—	(195,200)	5,102,251
CrossAmerica Partners LP	2,301,394	1,314,382	(19,700)	3,596,076
CSI Compressco LP	2,624,674	660,026	(21,900)	3,262,800
Genesis Energy LP	7,374,500	1,353,774	(63,000)	8,665,274
Global Partners LP	2,946,378	360,101	(25,100)	3,281,379
Golar LNG Partners LP	3,686,241	—	(31,418)	3,654,823
KNOT Offshore Partners LP	1,803,652	—	(15,500)	1,788,152
Martin Midstream Partners LP	6,406,253	100,000	(54,620)	6,451,633
NGL Energy Partners LP	10,050,472	1,400,000	(85,886)	11,364,586
Nustar Energy LP	5,540,776	1,550,000	(47,262)	7,043,514
Sanchez Midstream Partners LP	1,773,905	—	(15,200)	1,758,705
Sprague Resources LP	1,649,116	—	(14,100)	1,635,016
Suburban Propane Partners LP [i]	2,801,658	450,000	(408,257)	2,843,401
Summit Midstream Partners LP	6,118,030	600,000	(52,200)	6,665,830
Sunoco LP	9,218,350	200,000	(78,566)	9,339,784
USA Compression Partners LP	6,498,263	2,351,877	(55,500)	8,794,640
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	801,393	—	(1,400)	799,993
Crestwood Equity Partners LP - Preferred	2,867,201	—	—	2,867,201
CSI Compressco LP - Preferred	1,181,904	61,147	(343,094)	899,957
GPM Petroleum LP - Preferred ii	1,500,000	—	—	1,500,000

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

		Distributions and Dividends
	Value May 31, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
MLP Investments and Related Entities
American Midstream Partners LP	$65,694,977	$3,247,609	$1,707,659	$—	$(68,398)	$(5,197,921)
Arc Logistic Partners LP [i]	—	—	—	—	6,884,280	(6,753,133)
Archrock Partners LP [i]	—	1,231,584	285,036	—	(17,308,338)	41,481,164
Blueknight Energy Partners LP	7,919,236	591,697	—	—	(9,193)	(2,560,696)
Crestwood Equity Partners LP	171,435,634	6,272,701	—	—	638,884	55,927,328
CrossAmerica Partners LP	62,068,272	3,318,732	—	—	68,214	(14,531,678)
CSI Compressco LP	19,217,892	585,236	545,754	—	(108,828)	3,183,373
Genesis Energy LP	190,289,417	8,667,287	—	—	159,766	12,063,609
Global Partners LP	56,931,926	2,560,204	141,978	—	255,053	2,243,617
Golar LNG Partners LP	61,291,382	2,852,442	—	1,368,879	(115,474)	(7,595,351)
KNOT Offshore Partners LP	37,551,192	965,805	—	893,873	6,452	3,855,420
Martin Midstream Partners LP	97,419,658	6,218,801	132,832	—	24,672	16,677,152
NGL Energy Partners LP	121,601,070	8,045,377	—	—	(228,968)	(11,172,122)
Nustar Energy LP	172,143,482	9,965,322	36,184	—	225,532	(13,083,442)
Sanchez Midstream Partners LP	20,928,590	1,585,648	—	—	—	18,166,909
Sprague Resources LP	38,749,879	2,109,171	—	—	193,922	1,008,352
Suburban Propane Partners LP [i]	66,564,017	3,493,081	—	—	(1,247,227)	1,736,820
Summit Midstream Partners LP	108,319,738	7,133,194	—	—	(365,582)	(8,831,438)
Sunoco LP	248,438,254	15,089,783	—	—	(186,490)	(10,019,522)
USA Compression Partners LP	163,316,465	7,461,827	145,045	—	470,307	17,680,855
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	5,079,956	285,998	—	—	—	4,874,599
Crestwood Equity Partners LP - Preferred	28,127,242	1,210,532	—	—	—	6,170,790
CSI Compressco LP - Preferred	11,258,466	698,910	—	—	—	1,790,887
GPM Petroleum LP - Preferred ii	30,060,000	1,546,240	—	—	—	1,081,240
	$1,784,406,745	$95,137,181	$2,994,488	$2,262,752	$(10,711,416)	$108,196,812

[i]	Is not an affiliate as of May 31, 2018. Was an affiliate during the period ended May 31, 2018.

ii	An affiliate due to the Manager sitting on the board.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF INVESTMENTS Unaudited / (Continued)

2	Foreign security denominated in U.S. Dollars.

3	Non-income producing.

4

Restricted security. The aggregate value of restricted securities at period end was $69,445,708, which represents 2.1% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Crestwood Equity Partners LP - Preferred	3/2/2017 – 8/14/2017	$24,934,175	$28,127,242	$3,193,067
CSI Compressco LP - Preferred	8/8/2016 – 2/13/2018	8,368,738	11,258,466	2,889,728
GPM Petroleum LP - Preferred	1/12/2016	23,161,416	30,060,000	6,898,584

5	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

6

Represents securities sold under 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $28,127,242 or 0.8% of the Fund’s net assets at period end.

7	Interest of dividend paid in kind, when applicable.

8	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $1,604,352,457)	$1,484,515,880
Affiliated companies (cost $1,803,524,770)	1,717,842,729
3,202,358,609
Deferred tax asset, net	167,901,585
Receivable for beneficial interest sold	3,031,992
Prepaid expenses	340,922
Dividends receivable	15,489
Receivable for investments sold	3,336,478
Total assets	3,376,985,075

Liabilities:
Payable for investments purchased	11,226,273
Payable to Manager	2,378,529
Payable for beneficial interest redeemed	2,221,203
Payable for distribution and service plan fees	1,108,230
Transfer agent fees payable, net of voluntary waiver	540,741
Borrowing expense payable	53,465
Trustees' fees payable	18,576
Other liabilities	337,338
Total liabilities	17,884,355

Net Assets	$3,359,100,720

Composition of Net Assets
Par value of shares of beneficial interest	$559,546
Paid-in capital	3,985,379,599
Undistributed net investment loss, net of deferred taxes	(283,549,059)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(260,919,353)
Net unrealized depreciation on investments, net of deferred taxes	(82,370,013)
Net Assets	$3,359,100,720

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$6.08
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.45
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$5.68
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$6.29
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$6.25

Net Assets:
Class A shares	$1,427,717,904
Class C shares	972,149,319
Class I shares	25,911,858
Class Y shares	933,321,639
Total Net Assets	$3,359,100,720

Shares Outstanding:
Class A shares	234,957,281
Class C shares	171,210,973
Class I shares	4,122,670
Class Y shares	149,255,428
Total Shares Outstanding	559,546,352

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 / Unaudited

Investment Income
Distributions and dividends	$171,434,898
Less return of capital on distributions and dividends ($95,137,181 from affiliates)	(163,353,012)
Less return of capital on distributions and dividends in excess of cost basis ($2,994,488 from affiliates)	(5,381,651)
Total investment income ($2,262,752 from affiliates)	2,700,235

Expenses
Management fees	16,073,828
Distribution and service plan fees
Class A	1,790,850
Class C	5,023,654
Transfer agent fees
Class A	1,432,172
Class C	1,002,116
Class I	3,740
Class Y	923,385
Borrowing fees	430,918
Administrative fees	405,638
Tax expense	208,473
Legal, auditing, and other professional fees	162,941
Custody fees	112,137
Registration fees	93,716
Trustees' fees	47,323
Other	43,385
Total expenses, before waivers and deferred taxes	27,754,276
Less expense waivers	(1,652,900)
Net expenses, before deferred taxes	26,101,376

Net investment loss, before deferred taxes	(23,401,141)
Deferred tax expense	(43,026,385)
Net investment loss, net of deferred taxes	(66,427,526)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments from:
Unaffiliated companies (net return of capital in excess of cost basis of $2,387,163)	37,264,211
Affiliated companies (net return of capital in excess of cost basis of $2,994,488)	(10,711,416)
Deferred tax expense	(28,690,336)
Net realized losses, net of deferred taxes	(2,137,541)
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	(43,364,006)
Affiliated companies	108,196,812
Deferred tax expense	(5,033,725)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	59,799,081

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	57,661,540
Change in net assets resulting from operations	$(8,765,986)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(66,427,526)	$(42,361,117)
Net realized gains/(losses), net of deferred taxes	(2,137,541)	58,814,019
Net change in unrealized appreciation/(depreciation), net of deferred taxes	59,799,081	(258,953,793)
Change in net assets resulting from operations	(8,765,986)	(242,500,891)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(65,692,790)	(143,269,737)
Class C shares	(48,994,425)	(107,915,184)
Class I shares	(1,115,395)	(1,863,906)
Class Y shares	(41,316,058)	(81,729,622)
Distributions to shareholders from return of capital:	(157,118,668)	(334,778,449)

Distributions to shareholders from income:
Class A shares	—	(22,243,162)
Class C shares	—	(16,754,234)
Class I shares	—	(289,378)
Class Y shares	—	(12,688,828)
Distributions to shareholders from income:	—	(51,975,602)
Change in net assets resulting from distributions to shareholders	(157,118,668)	(386,754,051)

Beneficial Interest Transactions
Class A shares	12,135,278	64,133,015
Class C shares	(18,874,945)	50,715,646
Class I shares	2,845,680	7,559,960
Class Y shares	39,409,819	236,323,383
Change in net assets resulting from beneficial interest transactions	35,515,832	358,732,004
Change in net assets	(130,368,822)	(270,522,938)

Net Assets
Beginning of period	3,489,469,542	3,759,992,480
End of period	$3,359,100,720	$3,489,469,542

Undistributed net investment loss, net of deferred taxes	$(283,549,059)	$(217,121,533)

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 28, 2014*		Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.37		$7.47		$7.78		$11.01		$10.86		$9.83
Income/(loss) from investment operations:
Net investment loss[1]	(0.11)		(0.06)		(0.05)		(0.06)		(0.09)		(0.09)
Return of capital[1]	0.23		0.39		0.41		0.48		0.48		0.49
Net realized and unrealized gains/(losses)	(0.14)		(0.72)		0.11		(2.87)		0.54		1.41
Total from investment operations	(0.02)		(0.39)		0.47		(2.45)		0.93		1.81
Distributions to shareholders:
Return of capital	(0.27)		(0.62)		(0.78)		(0.78)		(0.78)		(0.78)
Income	—		(0.09)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.71)		(0.78)		(0.78)		(0.78)		(0.78)
Net asset value, end of period	$6.08		$6.37		$7.47		$7.78		$11.01		$10.86

Total Return, at Net Asset Value[2]	0.03%		(5.91%)		7.29%		(23.32%)		8.66%		18.79%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,427,718		$1,482,395		$1,681,230		$1,355,597		$2,116,790		$1,452,182
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred tax expense/(benefit)	1.49%		1.47%		1.49%		1.49%		1.50%		1.42%
Expense (waivers)	(0.10	%)8	(0.11	%)8	(0.12%)		(0.11%)		(0.12%)		(0.07%)
Net of (waivers) and before deferred tax expense/(benefit)	1.39	%3	1.36	%3	1.37	%3	1.38	%3	1.38	%3	1.35	%4
Deferred tax expense/(benefit)[5,6]	4.53%		(1.47%)		2.07%		(12.85%)		4.38%		6.97%
Total expenses/(benefit)	5.92%		(0.11%)		3.44%		(11.47%)		5.76%		8.32%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax benefit/(expense)	(1.21%)		(1.11%)		(1.09%)		(1.22%)		(1.41%)		(1.32%)
Expense (waivers)	(0.10	%)8	(0.11	%)8	(0.12%)		(0.11%)		(0.12%)		(0.07%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.11%)		(1.00%)		(0.97%)		(1.11%)		(1.29%)		(1.25%)
Deferred tax benefit/(expense)[6,7]	(2.54%)		0.21%		0.32%		0.54%		0.56%		0.45%
Net investment loss	(3.65%)		(0.79%)		(0.65%)		(0.57%)		(0.73%)		(0.80%)

Portfolio turnover rate	14%		17%		22%		18%		14%		4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.35%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (see Note 7).
9	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 28, 2014*		Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.99		$7.12		$7.51		$10.73		$10.68		$9.75
Income/(loss) from investment operations:
Net investment loss[1]	(0.15)		(0.14)		(0.12)		(0.15)		(0.17)		(0.14)
Return of capital[1]	0.23		0.39		0.41		0.48		0.48		0.50
Net realized and unrealized gains/(losses)	(0.12)		(0.67)		0.10		(2.77)		0.52		1.35
Total from investment operations	(0.04)		(0.42)		0.39		(2.44)		0.83		1.71
Distributions to shareholders:
Return of capital	(0.27)		(0.62)		(0.78)		(0.78)		(0.78)		(0.78)
Income	—		(0.09)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.71)		(0.78)		(0.78)		(0.78)		(0.78)
Net asset value, end of period	$5.68		$5.99		$7.12		$7.51		$10.73		$10.68

Total Return, at Net Asset Value[2]	(0.31%)		(6.65%)		6.44%		(23.85%)		7.84%		17.88%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$972,149		$1,046,385		$1,199,208		$1,096,028		$1,701,552		$869,041
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred tax expense/(benefit)	2.24%		2.22%		2.24%		2.24%		2.25%		2.18%
Expense (waivers)	(0.10	%)8	(0.11	%)8	(0.12%)		(0.11%)		(0.12%)		(0.07%)
Net of (waivers) and before deferred tax expense/(benefit)	2.14	%3	2.11	%3	2.12	%3	2.13	%3	2.13	%3	2.11	%4
Deferred tax expense/(benefit)[5,6]	4.53%		(1.47%)		2.07%		(12.85%)		4.38%		5.39%
Total expenses/(benefit)	6.67%		0.64%		4.19%		(10.72%)		6.51%		7.50%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax benefit/(expense)	(2.65%)		(2.39%)		(2.28%)		(2.21%)		(2.21%)		(2.08%)
Expense (waivers)	(0.10	%)8	(0.11	%)8	(0.12%)		(0.11%)		(0.12%)		(0.07%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.55%)		(2.28%)		(2.16%)		(2.10%)		(2.09%)		(2.01%)
Deferred tax benefit/(expense)[6,7]	(2.54%)		0.21%		0.32%		0.54%		0.56%		0.73%
Net investment loss	(5.09%)		(2.07%)		(1.84%)		(1.56%)		(1.53%)		(1.28%)

Portfolio turnover rate	14%		17%		22%		18%		14%		4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net ratio would be 2.10%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.10%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (see Note 7).
9	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 28, 2014*		Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.57		$7.66		$7.93		$11.17		$10.97		$11.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.09)		0.004		0.16		(0.03)		0.01		(0.03)
Return of capital[3]	0.23		0.39		0.41		0.48		0.48		0.22
Net realized and unrealized gains/(losses)	(0.15)		(0.77)		(0.06)		(2.91)		0.49		0.02
Total from investment operations	(0.01)		(0.38)		0.51		(2.46)		0.98		0.21
Distributions to shareholders:
Return of capital	(0.27)		(0.62)		(0.78)		(0.78)		(0.78)		(0.39)
Income	—		(0.09)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.71)		(0.78)		(0.78)		(0.78)		(0.39)
Net asset value, end of period	$6.29		$6.57		$7.66		$7.93		$11.17		$10.97

Total Return, at Net Asset Value[5]	0.19%		(5.61%)		7.68%		(23.06%)		9.04%		1.90%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$25,912		$24,103		$20,112		$235		$331		$113
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	1.07	%7	1.03	%7	1.01	%7	1.05	%7	1.05	%7	1.16	%8
Deferred tax expense/(benefit)[9,10]	4.53%		(1.47%)		2.07%		(12.85%)		4.38%		2.23%
Total expenses/(benefit)	5.60%		(0.44%)		3.08%		(11.80%)		5.43%		3.39%

Ratio of Investment Gain/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.42%)		(0.21%)		1.69%		(0.88%)		(0.45%)		(1.05%)
Deferred tax benefit/(expense)[10,11]	(2.54%)		0.21%		0.32%		0.54%		0.56%		0.37%
Net investment income/(loss)	(2.96%)		0.00	%12	2.01%		(0.34%)		0.11%		(0.68%)

Portfolio turnover rate	14%		17%		22%		18%		14%		4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.	Rounds to less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full year.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.03%, 1.02%, 0.99%, 1.02%, and 1.02% for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.14%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
12.	Less than 0.005%.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 28, 2014*		Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.54		$7.63		$7.91		$11.15		$10.97		$9.89
Income/(loss) from investment operations:
Net investment loss[2]	(0.10)		(0.03)		(0.02)		(0.02)		(0.04)		(0.07)
Return of capital[2]	0.23		0.39		0.41		0.48		0.48		0.49
Net realized and unrealized gains/(losses)	(0.15)		(0.74)		0.11		(2.92)		0.52		1.44
Total from investment operations	(0.02)		(0.38)		0.50		(2.46)		0.96		1.86
Distributions to shareholders:
Return of capital	(0.27)		(0.62)		(0.78)		(0.78)		(0.78)		(0.78)
Income	—		(0.09)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.71)		(0.78)		(0.78)		(0.78)		(0.78)
Net asset value, end of period	$6.25		$6.54		$7.63		$7.91		$11.15		$10.97

Total Return, at Net Asset Value[3]	0.03%		(5.64%)		7.56%		(23.11%)		8.85%		19.19%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$933,322		$936,587		$859,443		$679,630		$992,009		$535,124
Ratio of Expenses to Average Net Assets:[10]
Before (waivers) and deferred tax expense/(benefit)	1.24%		1.22%		1.24%		1.24%		1.24%		1.18%
Expense (waivers)	(0.10	%)9	(0.11	%)9	(0.12%)		(0.11%)		(0.12%)		(0.07%)
Net of (waivers) and before deferred tax expense/(benefit)	1.14	%4	1.11	%4	1.12	%4	1.13	%4	1.12	%4	1.11	%5
Deferred tax expense/(benefit)[6,7]	4.53%		(1.47%)		2.07%		(12.85%)		4.38%		6.68%
Total expenses/(benefit)	5.67%		(0.36%)		3.19%		(11.72%)		5.50%		7.79%

Ratio of Investment Loss to Average Net Assets:[10]
Before (waivers) and deferred tax benefit/(expense)	(0.66%)		(0.71%)		(0.72%)		(0.81%)		(1.01%)		(1.08%)
Expense (waivers)	(0.10	%)9	(0.11	%)9	(0.12%)		(0.11%)		(0.12%)		(0.07%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.56%)		(0.60%)		(0.60%)		(0.70%)		(0.89%)		(1.01%)
Deferred tax benefit/(expense)[7,8]	(2.54%)		0.21%		0.32%		0.54%		0.56%		0.37%
Net investment loss	(3.10%)		(0.39%)		(0.28%)		(0.16%)		(0.33%)		(0.64%)

Portfolio turnover rate	14%		17%		22%		18%		14%		4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (see Note 7).
10.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the period ended May 31, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”) , which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 1.9 percent for state and local tax, net of federal tax expense.

The alternative minimum tax requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2018:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$69,941,376
State	6,809,070
Total deferred tax expense	$76,750,446

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$14,276,737	21.00%
State income taxes net of federal benefit	1,291,705	1.90%
Effect of permanent differences	(328,545)	(0.48%)
Effect of tax rate change	110,639,211	162.74%
Change in valuation allowance	(49,128,662)	(72.26%)
Total income tax expense (benefit)	$76,750,446	112.90%

For the period ended May 31, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 112.90% (net expenses) differed from the combined federal and state statutory tax rate of 22.90% (net expenses) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax assets and the valuation allowance in place as of the date of enactment resulting in the recognition of additional current period deferred tax expense. The aggregate impact of this change is being entirely recorded during the period ended May 31, 2018 resulting in an increase to the effective tax rate when deferred tax expense is reflected as a percentage of the Fund’s current period operations.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2018, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$199,154,221
Net operating loss carryforward (tax basis) - State	13,038,259
Capital loss carryforward (tax basis)	90,848,437
Valuation allowance	(2,938,854)
Total deferred tax asset	300,102,063

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(132,200,478)
Total deferred tax liability	(132,200,478)

Total net deferred tax asset/(liability)	$167,901,585

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	258,888,745
11/30/2036	144,231,370
11/30/2037	63,880,432
Total expiring net operating loss carryforwards	$686,224,158

Total non-expiring net operating loss carryforwards	$240,380,558

Total net operating loss carryforwards	$926,604,716

At May 31, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$396,718,067
Total	$396,718,067

During the six months ended May 31, 2018, the Fund utilized $36,471,574 of capital loss carryforward.

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,623,003,127
Gross Unrealized Appreciation	$825,380,076
Gross Unrealized Depreciation	(246,024,594)
Net Unrealized Appreciation (Depreciation) on Investments	$579,355,482

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with a third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$3,082,527,708	$—	$—	$3,082,527,708
Common Stock*	26,481,406	—	—	26,481,406
Preferred MLP Investments and Related Entities*	17,504,270	—	69,445,708	86,949,978
Short-Term Investment	6,399,517			6,399,517
Total Assets	$3,132,912,901	$—	$69,445,708	$3,202,358,609

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

For the reporting period, there were no transfers between levels.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2017	$66,692,929
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	9,042,917
Total realized gain/(loss)	—
Purchases	—
Payment in kind from distributions	698,910
Sales	—
Conversion to common shares, at cost	(3,533,366)
Return of capital distributions	(3,445,682)
Transfers out of Level 3 during the period	—
Ending balance May 31, 2018	$69,445,708

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at May 31, 2018 is $5,975,430.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of May 31, 2018:

Assets Table Investments, at Value:	Value as of May 31, 2018	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$11,258,466	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(a)
			Estimated Yield	10.3%-13.4%	12	%(a)
	30,060,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(b)
			Estimated Yield	12.1% - 12.7%	12.4	%(b)
	28,127,242	Discounted Cash Flow Model	Transaction Spread	n/a	20.465	%(c)
			Benchmark Spread	n/a	2.297	%(c)
			Treasury Yield	n/a	2.975	%(c)
Total	$69,445,708

(a)

The Fund fair values certain preferred shares using a discounted cash flow model which values the shares at the expected value of common units to be received in PIK conversion based on: the current price of the common shares (observable), the 20-day volume weighted average price (VWAP) of the common shares (observable), the 3-day volume weighted average price of the common shares (observable), and a discount rate, which is derived from the estimated yield and an illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

(c)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an implied yield based on the transaction spread (based on yields at purchase), benchmark spread and Treasury yield. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the transaction spread, benchmark spread, or treasury yield.

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	32,393,101	$201,168,107	76,648,986	$562,027,068
Dividends and/or distributions
Reinvested	10,090,832	60,860,970	20,834,596	148,605,318
Redeemed	(40,317,688)	(249,893,799)	(89,788,189)	(646,499,371)
Net Increase	2,166,245	$12,135,278	7,695,393	$64,133,015

Class C
Sold	16,038,694	$94,909,646	37,695,717	$263,475,818
Dividends and/or distributions
Reinvested	8,461,262	47,842,007	17,820,248	120,281,808
Redeemed	(27,937,359)	(161,626,598)	(49,309,164)	(333,041,980)
Net Increase/(Decrease)	(3,437,403)	$(18,874,945)	6,206,801	$50,715,646

Class I
Sold	734,980	$4,694,122	2,298,743	$17,027,108
Dividends and/or distributions
Reinvested	152,339	946,511	231,076	1,680,290
Redeemed	(435,369)	(2,794,953)	(1,486,096)	(11,147,438)
Net Increase	451,950	$2,845,680	1,043,723	$7,559,960

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class Y
Sold	35,161,741	$226,159,659	76,083,142	$568,884,555
Dividends and/or distributions
Reinvested	6,606,906	40,947,595	12,814,559	93,199,143
Redeemed	(35,798,945)	(227,697,435)	(58,254,854)	(425,760,315)
Net Increase	5,969,702	$39,409,819	30,642,847	$236,323,383

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2018, were as follows:

	Purchases	Sales
Investment securities	$441,272,083	$440,059,304

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the six months ended May 31, 2018 was 0.95% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

OPPENHEIMER STEELPATH MLP INCOME FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in-person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$582,473	$51,587	$85,313

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expense such as litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2018, the Manager reimbursed $686,081, 480,258, and $441,924 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

40 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The following table represents amounts eligible for recovery at May 31, 2018:

Eligible Expense Recoupment Expiring:
November 30, 2018	$4,433,066
November 30, 2019	3,593,107
November 30, 2020	3,700,354
November 30, 2021	1,608,263

During the six months ended May 31, 2018, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$19,087
Class C	13,472
Class Y	12,078

This expense limitation was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund is also an officers or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $83,124,372 in purchases and $66,324,068 in sales considered cross-trades, resulting in ($12,369,860) of realized gain/(loss).

OPPENHEIMER STEELPATH MLP INCOME FUND 41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2018, the Fund paid $430,918 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2018.

42 OPPENHEIMER STEELPATH MLP INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	1/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	2/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	3/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	4/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	5/4/18	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP INCOME FUND 43

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

OPPENHEIMER STEELPATH MLP INCOME FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.
Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP INCOME FUND 45

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure. Information Sources

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

46 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP INCOME FUND 47

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OPPENHEIMER STEELPATH MLP INCOME FUND 49

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OPPENHEIMER STEELPATH MLP INCOME FUND 51

OppenheimerFunds®
The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1390.001.0518 July 20, 2018

Semiannual Report 5/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
SteelPath MLP
Alpha Plus Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	23
Distribution Sources	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	40
Trustees and Officers	41
Privacy Policy Notice	42

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	2.27%	-3.57%	3.16%	5.71%
1-Year	-10.60%	-15.71%	14.38%	-3.71%
5-Year	-4.48%	-5.61%	12.98%	-3.20%
Since Inception (2/6/12)	-0.64%	-1.57%	14.10%	0.33%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 2.27% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 5.71%. During the same period, the S&P 500 Index produced a total return gain of 3.16%.

Over the six-month reporting period ended May 31, 2018, the midstream sector outperformed the broader markets despite facing headwinds presented by the U.S. Federal Energy Regulatory Commission (FERC), which announced changes related to pipeline tariffs in reaction to a federal court’s previous remand that cost-of-service tariffs on interstate natural gas and oil pipelines owned by MLPs would no longer receive an income tax allowance (ITA). This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. While on the whole the sector overcame the initial widespread weakness, the value of the equities of select industry participants with the largest portfolios of FERC-regulated assets remain diminished at period end.

The need for additional midstream infrastructure to service growing volumes from the Permian basin became even more acute over the reporting period as production growth has exceeded even the most aggressive of previous industry predictions and appears set to overwhelm the energy infrastructure capacity bringing that crude oil and natural gas out of the basin. While there are multiple new-build pipelines and expansions in-progress, we believe that the long construction times required for these projects mean that meaningful relief is unlikely to come until mid-2019, at the earliest. As such, we expect that Permian producers without sufficient takeaway capacity will experience significantly worse pricing than peers with access to pipeline capacity. Some disadvantaged producers may slow their production growth until in-basin pricing recovers. Importantly, we believe certain midstream operators should enjoy both short-term and long-term benefits. Obviously, midstream operators are currently enjoying and we expect that they will continue to enjoy the full utilization of their assets servicing the basin. Some operators may also capture wide short-term marketing margins. Over the long-term, midstream operators may benefit from an increased desire by producers to commit to existing or new capacity that can earn a transportation fee for an extended period.

Over the reporting period, we estimate approximately $7 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

issuance represents a sharp decrease from approximately $15 billion that was raised over the six month reporting period ended May 31, 2017. Midstream companies also raised approximately $20 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, often raise external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. While we view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, the immediate impact was a reduction in the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax assets, as of the enactment date, using the new 21% rate.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $67.07 per barrel, up 17% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. Brent exited the period at a $10.55 per barrel premium to WTI, as the aforementioned Permian capacity constraints also began to weigh on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $2.89 per million British thermal units (“mmbtu”), down 2% over the reporting period, and down 4% from the year-ago period. Natural gas pricing appears to have settled into a relatively narrow trading band as supply and demand dynamics have balanced with heating and electric generation demand stabilizing to weather-dependent levels, production volume growth increasing, and increasing liquefied natural gas exports.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $29.61 per barrel, a 7% increase over the reporting period. Pricing for NGL purity products varied, with ethane, isobutane, and natural gasoline trading higher over the period while butane and propane prices declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.49 per gallon, down 8% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 45 basis points to end the period at 2.86%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 60 basis points to 5.12%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total return losses of 3.11% (as measured by the Dow Jones Equity REIT Total Return Index) and 8.28% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 5.71% total return gain. Price to forward distributable cash flow (DCF),

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The gathering and processing subsector followed, buoyed by improved volumetric projections.

The natural gas pipeline subsector experienced the weakest performance over the reporting period as these entities’ prospective cash flows were directly impacted by the FERC changes related to cost-of-service tariffs on interstate pipelines owned by MLPs. The propane subsector also lagged over the reporting period as winter demand proved fleeting and due to idiosyncratic factors at select subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Enterprise Products Partners, LP (EPD) and Energy Transfer Partners, LP (ETP).

EPD outperformed over the period as underlying business fundamentals continued to improve and as multiple large scale growth projects were placed into service or nearing completion. Additionally, EPD continued to benefit from increased market participant focus on partnerships without incentive distribution rights (“IDRs”) and modest equity capital needs.

ETP outperformed over the period as its robust portfolio of natural gas processing assets benefited from the recent expansion of processing facilities. In addition, its Permian and Marcellus/Utica assets have been seeing increasing activity that is expected to drive cash flow growth.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Buckeye Partners, LP (BPL).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite this concern, we believe the ultimate outcome is likely far more nuanced and any revenue impact much less widespread than the initial market reaction.

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows. Despite the recent headwinds, the partnership still maintains distribution coverage of approximately 1.0x, and we believe that it has manageable capital needs, and continues to find growth opportunities that enhance its core asset base.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

Separately, the Fund also obtains leverage through borrowing, which had a positive impact on performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place throughout the entire reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe midstream equity valuations are attractive and sector participants have improved their positioning for the future. While the AMZ is above the cyclical low, it remains at levels present before the shale production renaissance. Notably, this is occurring at a time when many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past. Accordingly, we believe the stage is setting for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Enterprise Products Partners LP	14.38%
Energy Transfer Partners LP	13.37%
Energy Transfer Equity LP	11.13%
MPLX LP	10.78%
Targa Resources Corp.	9.59%
Magellan Midstream Partners LP	9.27%
Tallgrass Energy GP LP	7.72%
Williams Partners LP	7.54%
Buckeye Partners LP	6.80%
Williams Cos., Inc.	5.02%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/12	2.27%	-10.60%	-4.48%	-0.64%
Class C (MLPMX)	5/22/12	2.05%	-11.23%	-5.18%	-0.76%
Class I (OSPPX)	6/28/13	2.68%	-10.20%	N/A	-5.06%
Class Y (MLPNX)	12/30/11	2.54%	-10.39%	-4.23%	-0.15%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/12	-3.57%	-15.71%	-5.61%	-1.57%
Class C (MLPMX)	5/22/12	1.07%	-12.03%	-5.18%	-0.76%
Class I (OSPPX)	6/28/13	2.68%	-10.20%	N/A	-5.06%
Class Y (MLPNX)	12/30/11	2.54%	-10.39%	-4.23%	-0.15%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
CLASS A	$ 1,000.00	$ 1,022.70	$ 23.96
CLASS C	1,000.00	1,020.50	27.74
CLASS I	1,000.00	1,026.80	21.97
CLASS Y	1,000.00	1,025.40	22.75

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,001.31	23.71
CLASS C	1,000.00	997.54	27.42
CLASS I	1,000.00	1,003.32	21.71
CLASS Y	1,000.00	1,002.54	22.49

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
CLASS A	4.75%
CLASS C	5.51
CLASS I	4.35
CLASS Y	4.50

The expense ratios for Class A, C, and Y reflect voluntary waivers and/or reimbursement of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

STATEMENT OF INVESTMENTS May 31, 2018 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 121.9%
Diversified — 24.7%
Enterprise Products Partners LP [1]	1,047,982	$30,286,680
Westlake Chemical Partners LP [1]	253,466	5,893,084
Williams Partners LP [1]	398,817	15,872,917
Total Diversified		52,052,681

Gathering/Processing — 16.2%
Antero Midstream GP LP [1]	455,350	8,765,488
Targa Resources Corp. [1]	415,153	20,188,890
Western Gas Partners LP [1]	102,002	5,270,443
Total Gathering/Processing		34,224,821

Natural Gas Pipelines — 44.6%
Energy Transfer Equity LP [1]	1,357,126	23,451,137
Energy Transfer Partners LP [1]	1,482,669	28,155,875
EQT Midstream Partners LP [1]	146,512	8,179,765
Rice Midstream Partners LP [1]	357,060	6,594,898
Tallgrass Energy GP LP [1]	755,644	16,253,903
Tallgrass Energy Partners LP [1]	68,661	2,998,426
TC Pipelines LP [1]	337,567	8,209,629
Total Natural Gas Pipelines		93,843,633

Petroleum Transportation — 36.4%
Buckeye Partners LP [1]	397,485	$14,329,334
Genesis Energy LP [1]	122,359	2,687,004
Magellan Midstream Partners LP [1]	279,381	19,528,732
MPLX LP [1]	632,333	22,707,078
Phillips 66 Partners LP [1]	144,656	7,565,509
Plains All American Pipeline LP [1]	206,387	4,850,094
Plains GP Holdings LP, Class A [1]	203,861	5,008,865
Total Petroleum Transportation		76,676,616

Total MLP Investments and Related Entities
(identified cost $256,752,276)		256,797,751

Common Stock — 5.0%
Diversified — 5.0%
Williams Cos., Inc. [1]	393,589	10,571,801

Total Common Stock
(identified cost $11,471,326)		10,571,801

Total Investments — 126.9%
(identified cost $268,223,602)		267,369,552
Liabilities In Excess of Other Assets — (26.9)%		(56,749,037)
Net Assets — 100.0%		$210,620,515

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1

As of May 31, 2018, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $169,591,590 as of May 31, 2018. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 8 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 / Unaudited

Assets:
Investments at value (cost $268,223,602) – see accompanying Statement of Investments:	$267,369,552
Deferred tax asset, net	10,622,669
Receivable for beneficial interest sold	195,413
Prepaid expenses	124,688
Cash used for borrowing	60,000
Dividends receivable	221
Receivable for investments sold	2,770,333
Total assets	281,142,876

Liabilities:
Payable on borrowing (See note 9)	67,000,000
Due to custodian	2,775,608
Payable to Manager	221,472
Payable for beneficial interest redeemed	154,027
Interest expense payable	169,631
Payable for distribution and service plan fees	58,496
Transfer agent fees payable, net of voluntary waiver	34,393
Trustees' fees payable	3,763
Borrowing expense payable	966
Other liabilities	104,005
Total liabilities	70,522,361

Net Assets	$210,620,515

Composition of Net Assets
Par value of shares of beneficial interest	$34,462
Paid-in capital	311,802,479
Undistributed net investment loss, net of deferred taxes	(41,526,215)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(80,868,171)
Net unrealized appreciation on investments, net of deferred taxes	21,177,960
Net Assets	$210,620,515

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$6.14
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.51
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$5.81
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$6.33
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$6.28

Net Assets:
Class A shares	$73,855,034
Class C shares	51,516,579
Class I shares	1,156,065
Class Y shares	84,092,837
Total Net Assets	$210,620,515

Shares Outstanding:
Class A shares	12,022,608
Class C shares	8,868,338
Class I shares	182,733
Class Y shares	13,387,958
Total Shares Outstanding	34,461,637

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 / Unaudited

Investment Income
Distributions and Dividends	$10,276,025
Less return of capital on distributions and dividends	(10,032,352)
Total investment income	243,673

Expenses
Management fees	1,326,492
Distribution and service plan fees
Class A	96,368
Class C	234,292
Transfer agent fees
Class A	77,585
Class C	46,695
Class I	152
Class Y	86,248
Legal, auditing, and other professional fees	96,041
Registration fees	43,224
Administrative fees	30,713
Custody fees	14,104
Trustees' fees	5,942
Borrowing fees	76,741
Other	15,211
Net expenses, before interest expense from payable on borrowing and deferred taxes	2,149,808
Interest expense from payable on borrowing	964,198
Net expenses, before waivers and deferred taxes	3,114,006
Less waivers	(2,755)
Net expenses, before deferred taxes	3,111,251

Net investment loss, before deferred taxes	(2,867,578)
Deferred tax expense	(8,322,077)
Net investment loss, net of deferred taxes	(11,189,655)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments	(8,368,870)
Deferred tax expense	(22,251,731)
Net realized losses, net of deferred taxes	(30,620,601)
Net Change in Unrealized Appreciation/(Depreciation)
Investments	19,286,385
Deferred tax benefit	28,580,096
Net change in unrealized appreciation/(depreciation), net of deferred taxes	47,866,481

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	17,245,880
Change in net assets resulting from operations	$6,056,225

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(11,189,655)	$(6,521,711)
Net realized gains/(losses), net of deferred taxes	(30,620,601)	8,506,888
Net change in unrealized appreciation/(depreciation), net of deferred taxes	47,866,481	(30,150,904)
Change in net assets resulting from operations	6,056,225	(28,165,727)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(3,370,655)	(4,742,853)
Class C shares	(2,120,965)	(2,552,952)
Class I shares	(44,651)	(29,788)
Class Y shares	(3,685,900)	(4,243,810)
Distributions to shareholders from return of capital:	(9,222,171)	(11,569,403)

Distributions to shareholders from income:
Class A shares	—	(4,213,889)
Class C shares	—	(2,268,224)
Class I shares	—	(26,465)
Class Y shares	—	(3,770,502)
Distributions to shareholders from income:	—	(10,279,080)
Change in net assets resulting from distributions to shareholders	(9,222,171)	(21,848,483)

Beneficial Interest Transactions
Class A shares	(1,653,234)	(30,955,691)
Class C shares	6,926,677	7,099,339
Class I shares	249,510	590,713
Class Y shares	(334,692)	30,039,447
Change in net assets resulting from beneficial interest transactions	5,188,261	6,773,808
Change in net assets	2,022,315	(43,240,402)

Net Assets
Beginning of period	208,598,200	251,838,602
End of period	$210,620,515	$208,598,200

Undistributed net investment loss, net of deferred taxes	$(41,526,215)	$(30,336,560)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2018 / Unaudited

Cash flows from operating activities
Net increase in net assets resulting from operations	$6,056,225
Non cash items included in operations:
Deferred income taxes	1,993,712
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(54,479,344)
Sales of long-term portfolio investments	57,551,154
Sales of short-term portfolio investments, net	561,277
Distributions from Master Limited Partnerships	10,032,352
Decrease in prepaid expenses	43,243
Increase in cash collateral for borrowing	(60,000)
Decrease in receivable for dividends	2,057
Increase in receivable for investments sold	(1,348,740)
Decrease in current tax liability	(93,378)
Increase in payable to Manager	1,980
Decrease in other liabilities	(53,369)
Increase in payable for distribution and service fees payable	4,794
Decrease in transfer agent fees payable	(1,484)
Decrease in trustees' fees payable	(321)
Increase in interest expense payable	112,173
Decrease in borrowing expense payable	(6,441)
Net realized loss on investments	8,368,870
Net change in accumulated unrealized appreciation on investments	(19,286,385)
Net cash provided by operating activities	9,398,375

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	45,332,601
Payment of shares redeemed, net of payable for beneficial interest redeemed	(49,207,915)
Distributions paid to shareholders, net of reinvestments	(367,369)
Proceeds from borrowing	5,000,000
Payments on borrowing	(13,000,000)
Net cash used in financing activities	(12,242,683)

Net change in cash	(2,844,308)
Cash at beginning of period	68,700
Cash at end of period	$(2,775,608)

Supplemental disclosure of cash flow information:

Cash paid on interest of $852,025.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $8,854,802.

See accompanying Notes to the Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.28	$7.73	$7.95	$12.95	$11.77	$9.93
Income/(loss) from investment operations:
Net investment loss[1]	(0.33)	(0.20)	(0.11)	(0.15)	(0.21)	(0.17)
Return of capital[1]	0.23	0.40	0.39	0.50	0.55	0.54
Net realized and unrealized gains/(losses)	0.23	(0.99)	0.16	(4.69)	1.50	2.13
Total from investment operations	0.13	(0.79)	0.44	(4.34)	1.84	2.50
Distributions to shareholders:
Return of capital	(0.27)	(0.35)	(0.66)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$6.14	$6.28	$7.73	$7.95	$12.95	$11.77

Total Return, at Net Asset Value [2]	2.27%	(11.36%)	6.66%	(34.68%)	15.77%	25.59%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$73,855	$77,082	$125,026	$88,832	$214,846	$108,563
Ratio of Expenses to Average Net Assets:[9]
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	2.87%	2.42%	2.43%	2.30%	2.40%	2.45%
Expense recoupment/(waivers)	—%[3,4]	(0.01%)[3]	—%	—%	0.12%	(0.05%)
Net of recoupment/(waivers) and before deferred/current tax expense/(benefit)	2.87%[5]	2.41%[5]	2.43%[5]	2.30%[5]	2.52%[5]	2.40%[5]
Deferred/current tax expense/(benefit)[6,7]	1.88%	1.02%	1.09%	(12.67%)	5.54%	8.38%
Total expenses/(benefit)	4.75%	3.43%	3.52%	(10.37%)	8.06%	10.78%

Ratio of Investment Loss to Average Net Assets:[9]
Before recoupment/(waivers) and deferred tax expense/(benefit)	(2.64%)	(2.33%)	(1.84%)	(2.04%)	(2.35%)	(2.40%)
Expense recoupment/(waivers)	—%[3,4]	(0.01%)[3]	—%	—%	0.12%	(0.05%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(2.64%)	(2.32%)	(1.84%)	(2.04%)	(2.47%)	(2.35%)
Deferred tax benefit/(expense)[7,8]	(7.85%)	(0.20%)	0.34%	0.67%	0.88%	0.87%
Net investment loss	(10.49%)	(2.52%)	(1.50%)	(1.37%)	(1.59%)	(1.48%)

Portfolio turnover rate	20%	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Less than (0.005%).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.89%, 1.83% 1.90%, 1.86%, 1.99% and 2.00%, for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.97	$7.44	$7.73	$12.71	$11.64	$9.91
Income/(loss) from investment operations:
Net investment loss[1]	(0.34)	(0.27)	(0.18)	(0.22)	(0.28)	(0.22)
Return of capital[1]	0.23	0.40	0.39	0.50	0.55	0.55
Net realized and unrealized gains/(losses)	0.22	(0.94)	0.16	(4.60)	1.46	2.06
Total from investment operations	0.11	(0.81)	0.37	(4.32)	1.73	2.39
Distributions to shareholders:
Return of capital	(0.27)	(0.35)	(0.66)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.81	$5.97	$7.44	$7.73	$12.71	$11.64

Total Return, at Net Asset Value [2]	2.05%	(12.10%)	5.91%	(35.20%)	14.98%	24.50%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$51,517	$44,804	$49,474	$38,816	$57,070	$16,317
Ratio of Expenses to Average Net Assets:[9]
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	3.62%	3.19%	3.18%	3.05%	3.15%	3.20%
Expense recoupment/(waivers)	—%[3,4]	(0.01%)[3]	—%	—%	0.12%	(0.05%)
Net of recoupment/(waivers) and before deferred/current tax expense/(benefit)	3.62%[5]	3.18%[5]	3.18%[5]	3.05%[5]	3.27%[5]	3.15%[5]
Deferred/current tax expense/(benefit)[6,7]	1.88%	1.02%	1.09%	(12.67%)	5.54%	8.16%
Total expenses/(benefit)	5.50%	4.20%	4.27%	(9.62%)	8.81%	11.31%

Ratio of Investment Loss to Average Net Assets:[9]
Before recoupment/(waivers) and deferred tax expense	(3.67%)	(3.44%)	(2.91%)	(2.76%)	(2.94%)	(3.15%)
Expense recoupment/(waivers)	—%[3,4]	(0.01%)[3]	—%	—%	0.12%	(0.05%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(3.67%)	(3.43%)	(2.91%)	(2.76%)	(3.06%)	(3.10%)
Deferred tax benefit/(expense)[7,8]	(7.85%)	(0.20%)	0.34%	0.67%	0.88%	1.14%
Net investment loss	(11.52%)	(3.63%)	(2.57%)	(2.09%)	(2.18%)	(1.96%)

Portfolio turnover rate	20%	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Less than (0.005%).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.64%, 2.60% 2.65%, 2.61%, 2.74% and 2.75%, for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.44	$7.89	$8.06	$13.06	$11.81	$11.71
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.33)	(0.14)	(0.07)	(0.06)	0.02	(0.06)
Return of capital[3]	0.23	0.40	0.39	0.50	0.55	0.23
Net realized and unrealized gains/(losses)	0.26	(1.05)	0.17	(4.78)	1.34	0.26
Total from investment operations	0.16	(0.79)	0.49	(4.34)	1.91	0.43
Distributions to shareholders:
Return of capital	(0.27)	(0.35)	(0.66)	(0.66)	(0.66)	(0.33)
Income	—	(0.31)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$6.33	$6.44	$7.89	$8.06	$13.06	$11.81

Total Return, at Net Asset Value [4]	2.68%	(11.12%)	7.21%	(34.39%)	16.32%	3.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,156	$896	$451	$338	$160	$10
Ratio of Expenses to Average Net Assets:[9]
Before (waivers) and deferred/current tax expense/(benefit)	2.47%	2.03%	2.00%	1.86%	2.00%	2.38%
Expense (waivers)	—%	—%	—%	—%	—%	(0.23%)
Net of (waivers) and before deferred tax expense/(benefit)	2.47%[5]	2.03%[5]	2.00%[5]	1.86%[5]	2.00%[5]	2.15%[5]
Deferred/current tax expense/(benefit)[6,7]	1.88%	1.02%	1.09%	(12.67%)	5.54%	21.06%
Total expenses/(benefit)	4.35%	3.05%	3.09%	(10.81%)	7.54%	23.21%

Ratio of Investment Income/(Loss) to Average Net Assets:[9]
Before (waivers) and deferred tax expense/(benefit)	(2.45%)	(1.60%)	(1.35%)	(1.23%)	(0.74%)	(2.33%)
Expense (waivers)	—%	—%	—%	—%	—%	(0.23%)
Net of expense (waivers) and before deferred tax expense/(benefit)	(2.45%)	(1.60%)	(1.35%)	(1.23%)	(0.74%)	(2.10%)
Deferred tax benefit/(expense)[7,8]	(7.85%)	(0.20%)	0.34%	0.67%	0.88%	0.77%
Net investment income/(loss)	(10.30%)	(1.80%)	(1.01%)	(0.56%)	0.14%	(1.33%)

Portfolio turnover rate	20%	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.49%, 1.45% 1.47%, 1.42%, 1.47% and 1.75%, for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Annualized for less than full period.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.40	$7.85	$8.04	$13.07	$11.84	$9.96
Income/(loss) from investment operations:
Net investment loss[2]	(0.32)	(0.16)	(0.11)	(0.10)	(0.14)	(0.15)
Return of capital[2]	0.23	0.40	0.39	0.50	0.55	0.54
Net realized and unrealized gains/(losses)	0.24	(1.03)	0.19	(4.77)	1.48	2.15
Total from investment operations	0.15	(0.79)	0.47	(4.37)	1.89	2.54
Distributions to shareholders:
Return of capital	(0.27)	(0.35)	(0.66)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$6.28	$6.40	$7.85	$8.04	$13.07	$11.84

Total Return, at Net Asset Value [3]	2.54%	(11.18%)	6.96%	(34.59%)	16.11%	25.92%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$84,093	$85,816	$76,888	$91,824	$121,190	$49,776
Ratio of Expenses to Average Net Assets:[10]
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	2.62%	2.20%	2.19%	2.05%	2.15%	2.20%
Expense recoupment/(waivers)	—%[4,5]	(0.01%)[4]	—%	—%	0.12%	(0.05%)
Net of recoupment/(waivers) and before deferred/current tax expense/(benefit)	2.62%[6]	2.19%[6]	2.19%[6]	2.05%[6]	2.27%[6]	2.15%[6]
Deferred/current tax expense/(benefit)[7,8]	1.88%	1.02%	1.09%	(12.67%)	5.54%	8.43%
Total expenses/(benefit)	4.50%	3.21%	3.28%	(10.62%)	7.81%	10.58%

Ratio of Investment Loss to Average Net Assets:[10]
Before recoupment/(waivers) and deferred tax expense/(benefit)	(2.25%)	(1.84%)	(1.92%)	(1.56%)	(1.82%)	(2.15%)
Expense recoupment/(waivers)	—%[4,5]	(0.01%)[4]	—%	—%	0.12%	(0.05%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(2.25%)	(1.83%)	(1.92%)	(1.56%)	(1.94%)	(2.10%)
Deferred tax benefit/(expense)[8,9]	(7.85%)	(0.20%)	0.34%	0.67%	0.88%	0.78%
Net investment loss	(10.10%)	(2.03%)	(1.58%)	(0.89%)	(1.06%)	(1.32%)

Portfolio turnover rate	20%	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
5.	Less than (0.005%).
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.64%, 1.61% 1.66%, 1.61%, 1.74% and 1.75%, for the periods ended May 31, 2018, November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014, and November 29, 2013, respectively.

7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
10.	Annualized for less than a full period.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (”CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the period ended May 31, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2018:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$1,820,345
State	173,367
Total deferred tax expense	$1,993,712

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$1,690,486	21.00%
State income taxes net of federal benefit	160,998	2.00%
Effect of permanent differences	171,759	2.13%
Effect of tax rate change	14,894,254	185.02%
Change in valuation allowance	(14,923,785)	(185.39%)
Total income tax expense (benefit)	$1,993,712	24.76%

For the period ended May 31, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 24.76% (net expenses) differed from the combined federal and state statutory tax rate of 23.00% (net expenses) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax assets and the valuation allowance in place as of the date of enactment resulting in the recognition of additional current period deferred tax expense. The aggregate impact of this change is being entirely recorded during the period ended May 31, 2018 resulting in an increase to the effective tax rate when deferred tax expense is reflected as a percentage of the Fund’s current period operations.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2018, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$10,413,047
Net operating loss carryforward (tax basis) – State	1,228,301
Minimum tax credit carryforward - Federal	93,378
Capital loss carryforward (tax basis)	18,265,627
Valuation allowance	(13,333,535)
Total deferred tax asset	16,666,818

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(6,044,149)
Total deferred tax liability	(6,044,149)

Total net deferred tax asset/(liability)	$10,662,669

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2018, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$4,301,182
11/30/2035	6,563,833
11/30/2036	24,350,754
Total expiring net operating loss carryforwards $35,215,769	$35,215,769

Total non-expiring net operating loss carryforwards	$15,398,784

Total net operating loss carryforwards	$50,614,553

At May 31, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$36,312,075
11/30/2021	36,577,191
11/30/2023	6,526,505
Total	$79,415,771

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$241,065,064
Gross Unrealized Appreciation	$48,384,180
Gross Unrealized Depreciation	(22,079,692)
Net Unrealized Appreciation (Depreciation) on Investments	$26,304,488

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$256,797,751	$—	$—	$256,797,751
Common Stock*	10,571,801	—	—	10,571,801
Total Assets	$267,369,552	$—	$—	$267,369,552

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The Fund did not hold any Level 3 securities during the six months ended May 31, 2018.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	1,583,476	$10,029,790	4,083,018	$31,884,864
Dividends and/or distributions reinvested	524,536	3,181,314	1,093,055	8,291,137
Redeemed	(2,368,840)	(14,864,338)	(9,073,073)	(71,131,692)
Net Decrease	(260,828)	$(1,653,234)	(3,897,000)	$(30,955,691)

Class C
Sold	1,993,860	$10,825,887	2,158,787	$16,571,994
Dividends and/or distributions reinvested	339,567	1,948,773	617,027	4,418,196
Redeemed	(969,451)	(5,847,983)	(1,923,820)	(13,890,851)
Net Increase	1,363,976	$6,926,677	851,994	$7,099,339

Class I
Sold	96,510	$646,043	95,393	$692,659
Dividends and/or distributions reinvested	7,163	44,414	7,469	55,683
Redeemed	(60,021)	(440,947)	(20,989)	(157,629)
Net Increase	43,652	$249,510	81,873	$590,713

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class Y
Sold	3,702,408	$23,728,922	10,151,403	$79,694,479
Dividends and/or distributions reinvested	594,248	3,680,301	1,055,946	7,988,266
Redeemed	(4,312,270)	(27,743,915)	(7,595,418)	(57,643,298)
Net (Decrease)/Increase	(15,614)	$(334,692)	3,611,931	$30,039,447

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2018, were as follows:

	Purchases	Sales
Investment securities	$54,479,344	$57,551,154

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the six months ended May 31, 2018 was 1.25% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$9,893	$545	$2,114

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

During the six months ended May 31, 2018, the Manager did not waive any expenses and does not have any previously waived expenses eligible for recovery.

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,027
Class C	593
Class Y	1,135

This expense limitation was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund is also an officers or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $814,494 in purchases and $5,292,614 in sales considered cross-trades, resulting in $(1,685,964) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For six months ended May 31, 2018, the Fund paid $76,741 in borrowing fees. The Fund’s payable on borrowing balance and interest at May 31, 2018 was $67,000,000 and 2.66%, respectively.

Information related to the Fund’s borrowings under the Loan Agreement and Citi Loan Agreement for the six months ended May 31, 2018, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.21%	$71,280,220	182	$964,198	$77,000,000

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	1/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	2/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	3/9/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	4/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	5/4/18	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates,

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

PRIVACY POLICY NOTICE (Continued)

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

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46 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1393.001.0518 July 20, 2018

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.

Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date:	7/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date:	7/27/2018

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date:	7/27/2018